UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

LORD ABBETT RESEARCH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 201-6984

Date of fiscal year end:    11/30

Date of reporting period:    11/30/09

Item 1:	Reports to Shareholders.

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett Capital Structure Fund*

For the fiscal year ended November 30, 2009

* Formerly known as America’s Value Fund

Lord Abbett Research Fund

Lord Abbett Capital Structure Fund (formerly, America’s Value Fund)

Annual Report

For the fiscal year ended November 30, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Capital Structure Fund’s performance for the fiscal year ended November 30, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended November 30, 2009?

A: After a difficult start to the fiscal year ended November 30, 2009, the equity markets (as represented by the S&P 500® Index1) began a slow upward trend during the balance of the period, recovering some of their previous losses. The fiscal year ended with the S&P 500 Index up 25.39%.

Mid cap stocks (as defined by the Russell MidCap® Index2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index 6) for the fiscal year. Overall, most equity asset classes and investing styles trended higher throughout the 12-month fiscal period.

In the fixed-income market, the assumption of credit risk was rewarded in the 12-month period. In general, lower credit-quality securities outperformed those with higher credit-quality ratings. The investment-grade corporate bond market (as

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measured by the Barclays Capital U.S. Aggregate Bond Index7) returned 11.63%, while high-yield bonds (as measured by the BofA Merrill Lynch High Yield Master II Constrained Index8) returned 64.19%. Specifically, the BofA Merrill Lynch U.S. High Yield CCC-Rated Index9 led major bond indexes with a total return of 107.71%, followed by the BofA Merrill Lynch U.S. High Yield B-Rated Index,9 up 54.08%, and the BofA Merrill Lynch U.S. High Yield BB-Rated Index, 9 up 50.92%. This trend was similar within convertible securities, with lower-rated credits outperforming higher rated by a wide margin.

Q: How did the Capital Structure Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 24.58%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P 500 Index, which returned 25.39% over the same period.

Note: The Lord Abbett Capital Structure Fund is not a balanced fund and has the capability to adjust equity and fixed income allocations, based on relative value in the market and the investment team’s proprietary fundamental research.

Q: What were the most significant factors affecting performance?

A: The fiscal year that ended November 30, 2009 began with financial markets in a high state of uncertainty following the financial crisis of 2008. The portfolio was underweight in the information technology sector for much of the year—a position that detracted from performance. Meanwhile, the Fund found investment opportunity in some sectors of the fixed-income market, particularly in the high-yield and investment-grade bond sectors, as reflected in performance.

Equity Portion

On the equity side, in addition to the information technology sector, detractors from performance included the consumer discretionary and financials sectors. Among the individual holdings that performed poorly in the period was financial services holding Bank of America, a provider of banking, investing, and asset management products and services. Other individual stocks where performance was disappointing included utilities holdings Ameren Corporation, a public utility holding company, and NiSource, Inc., an energy holding company.

Contributing to performance on the equity side were the Fund’s holdings in the industrials, telecommunication services, and healthcare sectors. Strong stocks in the period included healthcare holding Mylan Inc. (the Fund’s number-one contributor), a global generic and specialty pharmaceuticals company; information technology holding Microsoft Corporation, a developer and manufacturer of software products; and financials holding JP Morgan Chase & Co., an investment banking and asset management services company.

Bond Portion

The Fund invests in a broad range of fixed-income markets, including high-yield and

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investment-grade bonds, convertible securities, mortgages, Treasuries, and bank loans. All of the markets in which the Fund participated during the 12-month period added to performance, with high-yield bonds providing the strongest contribution. The Fund’s position in Treasuries was modest throughout the period, reflecting better investment opportunities in corporate bonds.

Among the individual securities contributing to performance were high- yield bond holding Equistar Chemicals LP, a producer of ethylene, propylene and polyethylene and convertible securities holding Freeport-McMoRan, Inc., a metals and mining company.

The Fund’s portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

8  The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

9  The BofA Merrill Lynch U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market (includes Yankee bonds). The indexes for CCC, B, BB, and speculative are part of the BofA Merrill Lynch High Yield Index, with the only difference being the addition of a ratings filter.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that

3

shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectuses.

The views of the Fund’s management and the portfolio holdings described in this report are as of November 30, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectuses.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

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Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index and the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	Life of Class
Class A3	17.40%	0.72%	3.61%
Class B4	19.75%	1.10%	3.72%
Class C5	23.82%	1.27%	3.74%
Class F6	25.05%	–	-7.20%
Class I7	25.13%	2.27%	4.76%
Class P8	24.52%	1.82%	4.31%
Class R2[9]	24.47%	–	-7.39%
Class R3[10]	24.46%	–	-7.58%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index began on December 27, 2001.

3    Class A shares commenced operations on December 27, 2001. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on December 27, 2001. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for life of class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5    Class C shares commenced operations on December 27, 2001. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on December 27, 2001. Performance is at net asset value.

8    Class P shares commenced operations on December 27, 2001. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 through November 30, 2009).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 6/1/09 – 11/30/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,160.00	$7.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.34	$6.78
Class B
Actual	$1,000.00	$1,155.40	$10.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.08	$10.05
Class C
Actual	$1,000.00	$1,155.00	$10.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.08	$10.05
Class F
Actual	$1,000.00	$1,161.40	$5.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.52
Class I
Actual	$1,000.00	$1,160.90	$5.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$5.01
Class P
Actual	$1,000.00	$1,158.90	$7.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.84	$7.28
Class R2
Actual	$1,000.00	$1,158.80	$8.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.12	$7.99
Class R3
Actual	$1,000.00	$1,158.70	$8.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.62	$7.54
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.34% for Class A, 1.99% for Classes B and C, 1.09% for Class F, 0.99% for Class I, 1.44% for Class P, 1.58% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Consumer Discretionary	9.56%	Information Technology	14.72%
Consumer Staples	10.31%	Materials	6.19%
Energy	11.17%	Telecommunication Services	5.87%
Financial Services	14.22%	Utilities	5.04%
Healthcare	13.10%	Short-Term Investment	0.32%
Industrials	9.50%	Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

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Schedule of Investments

November 30, 2009

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 98.94%

COMMON STOCKS 56.52%

Aerospace & Defense 1.61%
DigitalGlobe, Inc.*	80	$1,840,800
Hexcel Corp.*	300	3,165,000
Honeywell International, Inc.	270	10,386,900
Lockheed Martin Corp.	50	3,861,500
Moog, Inc. Class A*	125	3,301,250

Total		22,555,450

Automobiles 0.30%
Honda Motor Co., Ltd. ADR	138	4,273,521

Beverages 0.71%
PepsiCo, Inc.	160	9,955,200

Biotechnology 1.44%
Amgen, Inc.*	85	4,789,750
BioMarin Pharmaceutical, Inc.*	200	3,302,000
Celgene Corp.*	165	9,149,250
Genzyme Corp.*	60	3,042,000

Total		20,283,000

Capital Markets 1.49%
Bank of New York Mellon Corp. (The)	220	5,860,800
Franklin Resources, Inc.	35	3,781,050
Morgan Stanley	100	3,158,000
State Street Corp.	120	4,956,000
T. Rowe Price Group, Inc.	65	3,180,450

Total		20,936,300

Chemicals 0.97%
Dow Chemical Co. (The)	175	4,861,500
Monsanto Co.	75	6,056,250
Rockwood Holdings, Inc.*	120	2,701,200

Total		13,618,950

See Notes to Financial Statements.

8

Schedule of Investments (continued)

November 30, 2009

Investments	Shares (000)	Value
Commercial Banks 2.03%
Fifth Third Bancorp	300	$3,024,000
PNC Financial Services Group, Inc. (The)	120	6,841,200
SunTrust Banks, Inc.	135	3,190,050
U.S. Bancorp	350	8,445,500
Wells Fargo & Co.	250	7,010,000

Total		28,510,750

Commercial Services & Supplies 0.29%
R.R. Donnelley & Sons Co.	200	4,116,000

Communications Equipment 1.21%
JDS Uniphase Corp.*	375	2,771,250
Nokia Corp. ADR	329	4,361,214
QUALCOMM, Inc.	220	9,900,000

Total		17,032,464

Computers & Peripherals 2.44%
Apple, Inc.*	60	11,994,600
Hewlett-Packard Co.	250	12,265,000
International Business Machines Corp.	45	5,685,750
QLogic Corp.*	240	4,305,600

Total		34,250,950

Construction Materials 0.35%
Cemex SAB de CV ADR*	436	4,924,698

Consumer Finance 0.37%
Capital One Financial Corp.	135	5,178,600

Distributors 0.51%
Genuine Parts Co.	200	7,166,000

Diversified Financial Services 2.13%
Bank of America Corp.	550	8,717,500
JPMorgan Chase & Co.	500	21,245,000

Total		29,962,500

Diversified Telecommunication Services 3.04%
AT&T, Inc.	800	21,552,000
CenturyTel, Inc.	150	5,338,500

See Notes to Financial Statements.

9

Schedule of Investments (continued)

November 30, 2009

Investments	Shares (000)	Value
Diversified Telecommunication Services (continued)
Qwest Communications International, Inc.	2,020	$7,373,730
Verizon Communications, Inc.	175	5,505,500
Windstream Corp.	300	2,976,000

Total		42,745,730

Electric: Utilities 0.58%
UniSource Energy Corp.	275	8,200,500

Electrical Equipment 0.68%
Baldor Electric Co.	100	2,575,000
Emerson Electric Co.	170	7,039,700

Total		9,614,700

Electronic Equipment, Instruments & Components 0.52%
Corning, Inc.	150	2,502,000
FLIR Systems, Inc.*	165	4,735,500

Total		7,237,500

Energy Equipment & Services 1.03%
Halliburton Co.	200	5,872,000
Transocean Ltd. (Switzerland)*(a)	100	8,539,000

Total		14,411,000

Food & Staples Retailing 2.20%
CVS Caremark Corp.	220	6,822,200
Ingles Markets, Inc. Class A	443	6,921,677
Kroger Co. (The)	125	2,842,500
SUPERVALU, INC.	165	2,281,950
Wal-Mart Stores, Inc.	220	12,001,000

Total		30,869,327

Food Products 3.36%
Campbell Soup Co.	200	6,994,000
H.J. Heinz Co.	325	13,796,250
Kellogg Co.	300	15,774,000
Kraft Foods, Inc. Class A	400	10,632,000

Total		47,196,250

See Notes to Financial Statements.

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Schedule of Investments (continued)

November 30, 2009

Investments	Shares (000)	Value
Hotels, Restaurants & Leisure 1.47%
Carnival Corp. Unit*	120	$3,843,600
Marriott International, Inc. Class A	222	5,699,193
McDonald’s Corp.	100	6,325,000
Starwood Hotels & Resorts Worldwide, Inc.	150	4,803,000

Total		20,670,793

Household Products 0.53%
Procter & Gamble Co. (The)	120	7,482,000

Industrial Conglomerates 0.90%
3M Co.	60	4,646,400
General Electric Co.	500	8,010,000

Total		12,656,400

Information Technology Services 0.76%
SAIC, Inc.*	500	8,910,000
SRA International, Inc. Class A*	100	1,805,000

Total		10,715,000

Insurance 1.53%
ACE Ltd. (Switzerland)*(a)	300	14,613,000
MetLife, Inc.	200	6,838,000

Total		21,451,000

Internet Software & Services 0.22%
Sohu.com, Inc. (China)*(a)	55	3,038,920

Machinery 2.11%
Actuant Corp. Class A	335	5,470,550
Danaher Corp.	120	8,510,400
Oshkosh Corp.	75	2,979,750
Snap-on, Inc.	350	12,652,500

Total		29,613,200

Media 0.48%
CCH I LLC Class A(b)	68	1,406,831
Charter Communications, Inc. Class A*(c)	16	329,526
Walt Disney Co. (The)	165	4,986,300

Total		6,722,657

See Notes to Financial Statements.

11

Schedule of Investments (continued)

November 30, 2009

Investments	Shares (000)	Value
Metals & Mining 0.45%
Allegheny Technologies, Inc.	65	$2,211,950
Titanium Metals Corp.	150	1,465,500
United States Steel Corp.	60	2,679,600

Total		6,357,050

Multi-Line Retail 1.65%
J.C. Penney Co., Inc.	185	5,316,900
Kohl’s Corp.*	150	7,971,000
Nordstrom, Inc.	60	2,007,000
Target Corp.	170	7,915,200

Total		23,210,100

Multi-Utilities 0.28%
Ameren Corp.	150	3,898,500

Oil, Gas & Consumable Fuels 7.37%
Chevron Corp.	367	28,664,092
ConocoPhillips	360	18,637,200
Continental Resources, Inc.*	80	3,012,000
EOG Resources, Inc.	200	17,298,000
Exxon Mobil Corp.	200	15,014,000
Hess Corp.	128	7,401,492
Marathon Oil Corp.	170	5,545,400
Petroleo Brasileiro SA ADR	115	5,186,406
XTO Energy, Inc.	65	2,758,600

Total		103,517,190

Pharmaceuticals 5.54%
Bristol-Myers Squibb Co.	500	12,655,000
Johnson & Johnson	175	10,997,000
Merck & Co., Inc.	127	4,605,912
Mylan, Inc.*	1,612	28,806,440
Pfizer, Inc.	800	14,536,000
Teva Pharmaceutical Industries Ltd. ADR	118	6,234,499

Total		77,834,851

Road & Rail 1.05%
Burlington Northern Santa Fe Corp.	85	8,355,500
Union Pacific Corp.	100	6,326,000

Total		14,681,500

See Notes to Financial Statements.

12

Schedule of Investments (continued)

November 30, 2009

Investments	Shares (000)	Value
Semiconductors & Semiconductor Equipment 1.15%
Broadcom Corp. Class A*	185	$5,402,000
Intel Corp.	250	4,800,000
Micron Technology, Inc.*	450	3,384,000
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	251	2,610,477

Total		16,196,477

Software 3.20%
Adobe Systems, Inc.*	200	7,016,000
Citrix Systems, Inc.*	185	7,063,300
Intuit, Inc.*	125	3,651,250
Microsoft Corp.	700	20,587,000
Oracle Corp.	300	6,624,000

Total		44,941,550

Specialty Retail 0.29%
Home Depot, Inc. (The)	150	4,104,000

Textiles, Apparel & Luxury Goods 0.28%
NIKE, Inc. Class B	60	3,893,400

Total Common Stocks (cost $763,592,582)		794,023,978

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 9.24%

Aerospace & Defense 0.57%
GenCorp, Inc.	2.25%	11/15/2024	$2,250	1,918,125
L-3 Communications Holdings, Inc.	3.00%	8/1/2035	6,000	6,165,000

Total				8,083,125

Beverages 0.24%
Molson Coors Brewing Co.	2.50%	7/30/2013	3,000	3,326,250

Biotechnology 1.32%
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	4,000	4,690,000
Gilead Sciences, Inc.	0.625%	5/1/2013	8,000	10,310,000
Millipore Corp.	3.75%	6/1/2026	3,500	3,583,125

Total				18,583,125

See Notes to Financial Statements.

13

Schedule of Investments (continued)

November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Building Products 0.33%
General Cable Corp.	1.00%	10/15/2012	$5,000	$4,643,750

Commercial Services & Supplies 0.28%
CRA International, Inc.	2.875%	6/15/2034	4,000	3,885,000

Communications Equipment 0.36%
Ciena Corp.	0.25%	5/1/2013	6,500	5,005,000

Computers & Peripherals 0.37%
SanDisk Corp.	1.00%	5/15/2013	6,550	5,158,125

Electrical Equipment 0.41%
Roper Industries, Inc.	Zero Coupon	1/15/2034	9,000	5,816,250

Electronic Equipment, Instruments & Components 0.34%
Itron, Inc.	2.50%	8/1/2026	4,000	4,775,000

Energy Equipment & Services 0.17%
SunPower Corp.	4.75%	4/15/2014	2,275	2,329,031

Healthcare Providers & Services 0.39%
Five Star Quality Care, Inc.	3.75%	10/15/2026	7,025	5,479,500

Information Technology Services 0.55%
Symantec Corp.	0.75%	6/15/2011	7,000	7,665,000

Internet Software & Services 0.35%
Equinix, Inc.	2.50%	4/15/2012	4,700	4,993,750

Media 0.24%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	4,000	3,330,000

Metals & Mining 0.99%
ArcelorMittal (Luxembourg)(a)	5.00%	5/15/2014	2,000	2,995,000
Newmont Mining Corp.	1.25%	7/15/2014	4,000	5,390,000
Newmont Mining Corp.	3.00%	2/15/2012	1,500	2,013,750
Placer Dome, Inc. (Canada)(a)	2.75%	10/15/2023	2,000	3,525,000

Total				13,923,750

Pharmaceuticals 0.85%
Teva Pharmaceutical Finance Co. BV (Israel)(a)	1.75%	2/1/2026	10,000	11,937,500

See Notes to Financial Statements.

14

Schedule of Investments (continued)

November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Real Estate Management & Development 0.23%
ProLogis	2.25%	4/1/2037	$3,500	$3,250,625

Semiconductor Equipment & Products 0.36%
Advanced Micro Devices, Inc.	5.75%	8/15/2012	5,150	5,066,313

Semiconductors & Semiconductor Equipment 0.33%
Intel Corp.	2.95%	12/15/2035	5,000	4,700,000

Software 0.56%
Cadence Design Systems, Inc.	1.375%	12/15/2011	2,000	1,882,500
EMC Corp.	1.75%	12/1/2011	5,000	5,975,000

Total				7,857,500

Total Convertible Bonds (cost $125,984,411)				129,808,594

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 5.03%

Agency/Government Related 0.01%
Fannie Mae	8.75%		100	140,000

Commercial Banks 0.95%
Wells Fargo & Co.	7.50%		15	13,380,000

Diversified Financial Services 0.93%
AMG Capital Trust I	5.10%		150	5,868,750
Bank of America Corp.	7.25%		9	7,246,250

Total				13,115,000

Electric: Utilities 0.29%
FPL Group, Inc.	8.375%		80	4,004,000

Food Products 1.06%
Archer Daniels Midland Co.	6.25%		200	8,490,000
Bunge Ltd.	4.875%		75	6,468,750

Total				14,958,750

Insurance 0.14%
XL Capital Ltd.	10.75%		72	2,028,960

See Notes to Financial Statements.

15

Schedule of Investments (continued)

November 30, 2009

Investments	Interest Rate		Shares (000)	Value
Metals & Mining 0.25%
Freeport-McMoRan Copper & Gold, Inc.	6.75%		30	$3,547,500

Oil, Gas & Consumable Fuels 0.76%
El Paso Corp.	4.99%		12	10,653,000

Pharmaceuticals 0.64%
Mylan, Inc.	6.50%		8	8,932,000

Total Convertible Preferred Stocks (cost $76,443,863)				70,759,210

		Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(d) 0.40%

Diversified Financial Services 0.25%
Nuveen Investments, Inc. Second Lien Term Loan	12.50%	7/31/2015	$3,350	3,456,781

Electronic Equipment, Instruments & Components 0.15%
Palm, Inc. Term Loan B	3.79%	10/24/2014	2,500	2,145,833

Total Floating Rate Loans (cost $5,307,473)				5,602,614

			Shares (000)	U.S. $ Value
FOREIGN COMMON STOCKS(e) 3.60%

China 0.38%
Transportation Infrastructure
China Zhongwang Holdings Ltd.*			5,640	$5,282,998

France 0.57%

Automobiles 0.29%
Renault SA*			85	4,129,327

Commercial Banks 0.28%
BNP Paribas SA			48	3,938,246

Total France				8,067,573

Germany 1.24%

Diversified Telecommunication Services 0.36%
Deutsche Telekom AG Registered Shares			346	5,095,952

See Notes to Financial Statements.

16

Schedule of Investments (continued)

November 30, 2009

Investments			Shares (000)	U.S. $ Value
Germany (continued)
Household Products 0.56%
Henkel KGaA			183	$7,917,829

Metals & Mining 0.32%
ThyssenKrupp AG			121	4,424,465

Total Germany				17,438,246

Greece 0.22%

Commercial Banks
National Bank of Greece SA*			105	3,082,217

Switzerland 1.19%

Capital Markets 0.30%
Credit Suisse Group AG Registered Shares			82	4,245,109

Food Products 0.33%
Nestle SA Registered Shares			98	4,617,158

Pharmaceuticals 0.56%
Roche Holding Ltd. AG			48	7,801,735

Total Switzerland				16,664,002

Total Foreign Common Stocks (cost $50,966,146)				50,535,036

	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 0.94%
Federal National Mortgage Assoc. (cost $12,573,465)	5.50%	6/1/2036	$12,404	$13,221,458

HIGH YIELD CORPORATE BONDS 23.20%

Air Freight & Logistics 0.20%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	3,700	2,853,625

Auto Components 0.14%
Cooper-Standard Automotive, Inc.(f)	8.375%	12/15/2014	3,500	953,750
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016	950	1,026,000

Total				1,979,750

Automobiles 0.25%
Ford Motor Credit Co. LLC	8.00%	6/1/2014	3,500	3,524,129

See Notes to Financial Statements.

17

Schedule of Investments (continued)

November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Beverages 0.42%
Constellation Brands, Inc.	8.125%	1/15/2012	$4,000	$4,035,000
PepsiCo, Inc.	7.90%	11/1/2018	1,500	1,908,967

Total				5,943,967

Capital Markets 0.14%
International Lease Finance Corp.	6.375%	3/25/2013	2,500	2,013,880

Chemicals 0.71%
Dow Chemical Co. (The)	8.55%	5/15/2019	1,250	1,479,801
Equistar Chemicals LP(f)	7.55%	2/15/2026	3,000	2,475,000
INEOS Group Holdings plc (United Kingdom)†(a)	8.50%	2/15/2016	6,500	4,322,500
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	4.875%	3/30/2020	1,700	1,731,533

Total				10,008,834

Commercial Banks 0.22%
Zions Bancorp	7.75%	9/23/2014	3,500	3,118,003

Commercial Services & Supplies 0.21%
Bunge NA Finance LP	5.90%	4/1/2017	1,625	1,638,383
First Data Corp.	9.875%	9/24/2015	1,500	1,342,500

Total				2,980,883

Communications Equipment 0.25%
Hughes Network Systems LLC	9.50%	4/15/2014	3,500	3,552,500

Construction & Engineering 0.12%
K Hovnanian Enterprises, Inc.†	10.625%	10/15/2016	1,675	1,716,875

Consumer Finance 0.41%
American Express Credit Corp.	7.30%	8/20/2013	5,000	5,684,250

Containers & Packaging 1.20%
Ball Corp.	7.375%	9/1/2019	5,000	5,137,500
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	6,000	5,520,000
Graphic Packaging International Corp.	9.50%	8/15/2013	3,400	3,502,000
Sealed Air Corp.†	7.875%	6/15/2017	2,500	2,667,910

Total				16,827,410

See Notes to Financial Statements.

18

Schedule of Investments (continued)

November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Diversified Financial Services 1.37%
Ashtead Capital, Inc.†	9.00%		8/15/2016	$2,025	$1,994,625
New York City Industrial Development Agency†	11.00%		3/1/2029	2,800	3,024,140
Raymond James Financial, Inc.	8.60%		8/15/2019	2,500	2,779,655
RBS Global & Rexnord Corp.	8.875%		9/1/2016	3,000	2,610,000
RBS Global & Rexnord Corp.	9.50%		8/1/2014	3,500	3,500,000
RBS Global & Rexnord Corp.	11.75%		8/1/2016	3,000	2,955,000
Wachovia Capital Trust III	5.80%	#	3/29/2049	1,000	695,000
Wind Acquisition Finance SA (Italy)†(a)	11.75%		7/15/2017	1,500	1,672,500

Total					19,230,920

Diversified Telecommunication Services 1.82%
Cincinnati Bell, Inc.	7.00%		2/15/2015	8,500	8,223,750
Qwest Capital Funding, Inc.	7.90%		8/15/2010	6,000	6,112,500
SBA Telecommunications, Inc.†	8.25%		8/15/2019	2,500	2,612,500
Syniverse Technologies, Inc.	7.75%		8/15/2013	5,000	4,887,500
Windstream Corp.	7.00%		3/15/2019	4,000	3,750,000

Total					25,586,250

Electric: Utilities 2.01%
Black Hills Corp.	9.00%		5/15/2014	3,650	4,268,544
Central Illinois Light Co.	8.875%		12/15/2013	3,000	3,481,401
Edison Mission Energy	7.00%		5/15/2017	2,000	1,470,000
Edison Mission Energy	7.75%		6/15/2016	7,025	5,760,500
Illinois Power Co.	9.75%		11/15/2018	2,500	3,217,093
Northeast Utilities	5.65%		6/1/2013	3,500	3,648,214
Texas Competitive Electric Holdings Co. LLC	10.25%		11/1/2015	9,000	6,435,000

Total					28,280,752

Electrical Equipment 0.29%
Baldor Electric Co.	8.625%		2/15/2017	4,000	4,100,000

Electronic Equipment, Instruments & Components 0.83%
Agilent Technologies, Inc.	5.50%		9/14/2015	3,500	3,697,782
Emerson Electric Co.	5.25%		10/15/2018	5,000	5,491,820
Roper Industries, Inc.	6.625%		8/15/2013	2,225	2,457,708

Total					11,647,310

See Notes to Financial Statements.

19

Schedule of Investments (continued)

November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Energy Equipment & Services 0.05%
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	$700	$657,125

Food & Staples Retailing 0.38%
Duane Reade, Inc.†	11.75%	8/1/2015	3,000	3,247,500
Rite Aid Corp.	9.375%	12/15/2015	2,500	2,106,250

Total				5,353,750

Food Products 0.23%
Wendy’s/Arby’s Restaurants LLC†	10.00%	7/15/2016	3,000	3,255,000

Healthcare Equipment & Supplies 0.97%
Bio-Rad Laboratories, Inc.†	8.00%	9/15/2016	3,500	3,657,500
Biomet, Inc.	10.00%	10/15/2017	3,000	3,187,500
HCA, Inc.	9.125%	11/15/2014	6,450	6,756,375

Total				13,601,375

Healthcare Providers & Services 1.06%
Community Health Systems, Inc.	8.875%	7/15/2015	7,000	7,157,500
Tenet Healthcare Corp.	9.25%	2/1/2015	3,500	3,692,500
United Surgical Partners International, Inc. PIK	9.25%	5/1/2017	4,000	4,060,000

Total				14,910,000

Hotels, Restaurants & Leisure 0.78%
Hyatt Hotels Corp.†	5.75%	8/15/2015	3,000	3,112,146
McDonald’s Corp.	5.00%	2/1/2019	1,800	1,951,927
River Rock Entertainment Authority (The)	9.75%	11/1/2011	1,700	1,572,500
Starwood Hotels & Resorts Worldwide, Inc.	7.875%	10/15/2014	4,000	4,235,000
Station Casinos, Inc.(f)	6.50%	2/1/2014	4,000	60,000

Total				10,931,573

Household Durables 0.44%
Beazer Homes USA, Inc.	8.375%	4/15/2012	875	818,125
Lennar Corp.	12.25%	6/1/2017	2,500	3,000,000
Whirlpool Corp.	8.60%	5/1/2014	2,000	2,315,030

Total				6,133,155

Independent Power Producers & Energy Traders 1.27%
AES Corp. (The)	8.00%	10/15/2017	2,500	2,506,250
Dynegy Holdings, Inc.	8.375%	5/1/2016	8,000	7,380,000

See Notes to Financial Statements.

20

Schedule of Investments (continued)

November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Independent Power Producers & Energy Traders (continued)
Mirant Americas Generation LLC	9.125%		5/1/2031	$7,000	$5,985,000
NRG Energy, Inc.	7.25%		2/1/2014	2,000	2,022,500

Total					17,893,750

Information Technology Services 0.37%
SunGard Data Systems, Inc.	10.25%		8/15/2015	5,000	5,150,000

Leisure Equipment & Products 0.40%
Expedia, Inc.	8.50%		7/1/2016	2,250	2,418,750
Speedway Motorsports, Inc.	8.75%		6/1/2016	3,000	3,180,000

Total					5,598,750

Media 1.15%
Affinion Group, Inc.	11.50%		10/15/2015	4,000	4,180,000
Barrington Broadcasting Group LLC	10.50%		8/15/2014	3,125	1,894,531
CBS Corp.	8.875%		5/15/2019	2,500	2,909,415
Mediacom Broadband LLC	8.50%		10/15/2015	4,175	4,154,125
Mediacom Communications Corp.†	9.125%		8/15/2019	1,500	1,530,000
WMG Acquisition Corp.†	9.50%		6/15/2016	1,420	1,533,600

Total					16,201,671

Metals & Mining 0.91%
Aleris International, Inc.(f)	10.00%		12/15/2016	1,800	11,250
Freeport-McMoRan Copper & Gold, Inc.	8.375%		4/1/2017	5,000	5,401,180
Noranda Aluminum Acquisition Corp. PIK	5.274%	#	5/15/2015	5,343	3,900,642
Teck Resources Ltd. (Canada)(a)	9.75%		5/15/2014	3,000	3,386,250

Total					12,699,322

Multi-Line Retail 0.19%
Macy’s Retail Holdings, Inc.	8.875%		7/15/2015	2,500	2,668,750

Multi-Utilities 0.57%
NiSource Finance Corp.	10.75%		3/15/2016	3,000	3,633,078
Williams Cos., Inc. (The)	8.125%		3/15/2012	3,960	4,364,954

Total					7,998,032

Oil, Gas & Consumable Fuels 1.73%
Cameron International Corp.	6.375%		7/15/2018	1,040	1,135,625
Chesapeake Energy Corp.	7.25%		12/15/2018	2,000	1,935,000

See Notes to Financial Statements.

21

Schedule of Investments (continued)

November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.	7.625%	7/15/2013	$2,000	$2,035,000
Continental Resources, Inc.†	8.25%	10/1/2019	1,700	1,755,250
El Paso Corp.	7.00%	6/15/2017	1,325	1,305,125
El Paso Corp.	7.25%	6/1/2018	3,300	3,316,269
Forest Oil Corp.	7.25%	6/15/2019	2,000	1,905,000
Quicksilver Resources, Inc.	8.25%	8/1/2015	4,300	4,300,000
Tennessee Gas Pipeline Co.	7.00%	10/15/2028	2,000	2,156,152
Williams Cos., Inc. (The)	7.875%	9/1/2021	4,000	4,472,216

Total				24,315,637

Personal Products 0.21%
Elizabeth Arden, Inc.	7.75%	1/15/2014	3,000	2,925,000

Pharmaceuticals 0.24%
Warner Chilcott Corp.	8.75%	2/1/2015	3,250	3,371,875

Real Estate Investment Trusts 0.17%
Host Hotels & Resorts LP	6.375%	3/15/2015	2,525	2,392,437

Semiconductor Equipment & Products 0.09%
Analog Devices, Inc.	5.00%	7/1/2014	1,125	1,206,354

Semiconductors & Semiconductor Equipment 0.22%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	3,000	3,067,500

Specialty Retail 0.39%
Brookstone Co., Inc.	12.00%	10/15/2012	2,000	1,290,000
Limited Brands, Inc.†	8.50%	6/15/2019	4,000	4,240,000

Total				5,530,000

Textiles, Apparel & Luxury Goods 0.19%
Levi Strauss & Co.	9.75%	1/15/2015	2,500	2,631,250

Thrifts & Mortgage Finance 0.00%
Washington Mutual Bank(f)	6.875%	6/15/2011	4,350	32,625

Wireless Telecommunication Services 0.60%
MetroPCS Wireless, Inc.	9.25%	11/1/2014	4,000	4,030,000
Sprint Capital Corp.	6.90%	5/1/2019	5,000	4,387,500

Total				8,417,500

Total High Yield Corporate Bonds (cost $335,202,562)				325,991,769

See Notes to Financial Statements.

22

Schedule of Investments (continued)

November 30, 2009

Investments			Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCK 0.01%

Agency/Government Related
Fannie Mae* (cost $3,071,479)	Zero Coupon		122	$88,056

	Exercise Price	Expiration Date	Shares
WARRANT 0.00%

Media
Charter Communications, Inc.* (cost $31,210)	$46.86	11/30/2014	8,917	31,210

Total Long-Term Investments (cost $1,373,173,191)				1,390,061,925

			Principal Amount (000)
SHORT-TERM INVESTMENT 0.32%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $4,550,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $4,549,090; proceeds: $4,456,718 (cost $4,456,717)			$4,457	4,456,717

Total Investments in Securities 99.26% (cost $1,377,629,908)				1,394,518,642

Cash and Other Assets in Excess of Liabilities 0.74%				10,330,290

Net Assets 100.00%				$1,404,848,932

See Notes to Financial Statements.

23

Schedule of Investments (concluded)

November 30, 2009

ADR	American Depositary Receipt.
PIK	Payment-in-kind.
Unit	More than one class of securities traded together.
*	Non-income producing security.
#	Variable rate security. The interest rate represents the rate at November 30, 2009.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Foreign security traded in U.S. dollars.
(b)	Restricted security. The Fund acquired 68,210 shares in a private placement on June 11, 2009 for a cost of $1,278,938. The fair value price per share on November 30, 2009 is $20.625.
(c)	Restricted security. The Fund acquired 15,977 shares in a private placement on November 30, 2009 for a cost of $329,526. The fair value price per share on November 30, 2009 is $20.625.
(d)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by major United States banks. The rate shown is the rate in effect at November 30, 2009.

(e)	Investment in non-U.S. dollar denominated securities.
(f)	Defaulted security.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

November 30, 2009

ASSETS:
Investments in securities, at value (cost $1,377,629,908)	$1,394,518,642
Cash	76,333
Receivables:
Interest and dividends	10,672,054
Investment securities sold	4,630,130
Capital shares sold	1,429,881
Prepaid expenses and other assets	95,909
Total assets	1,411,422,949
LIABILITIES:
Payables:
Investment securities purchased	2,474,258
Capital shares reacquired	2,335,019
Management fee	815,917
12b-1 distribution fees	356,031
Directors’ fees	126,228
Fund administration	44,396
To affiliates (See Note 3)	35,473
Accrued expenses and other liabilities	386,695
Total liabilities	6,574,017
NET ASSETS	$1,404,848,932
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,680,391,529
Undistributed net investment income	5,827,995
Accumulated net realized loss on investments and foreign currency related transactions	(298,279,772)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	16,909,180
Net Assets	$1,404,848,932

See Notes to Financial Statements.

25

Statement of Assets and Liabilities (concluded)

November 30, 2009

Net assets by class:
Class A Shares	$974,790,577
Class B Shares	$53,941,096
Class C Shares	$59,267,224
Class F Shares	$4,238,131
Class I Shares	$309,336,431
Class P Shares	$2,906,415
Class R2 Shares	$28,525
Class R3 Shares	$340,533
Outstanding shares by class:
Class A Shares (300 million shares of common stock authorized, $.001 par value)	94,211,943
Class B Shares (30 million shares of common stock authorized, $.001 par value)	5,257,568
Class C Shares (20 million shares of common stock authorized, $.001 par value)	5,765,349
Class F Shares (30 million shares of common stock authorized, $.001 par value)	409,701
Class I Shares (100 million shares of common stock authorized, $.001 par value)	29,720,743
Class P Shares (20 million shares of common stock authorized, $.001 par value)	280,130
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	2,744
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	32,969
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.35
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$10.98
Class B Shares-Net asset value	$10.26
Class C Shares-Net asset value	$10.28
Class F Shares-Net asset value	$10.34
Class I Shares-Net asset value	$10.41
Class P Shares-Net asset value	$10.38
Class R2 Shares-Net asset value	$10.40
Class R3 Shares-Net asset value	$10.33

See Notes to Financial Statements.

26

Statement of Operations

For the Year Ended November 30, 2009

Investment income:
Dividends (net of foreign withholding taxes of $184,974)	$26,340,414
Interest	35,862,245
Total investment income	62,202,659
Expenses:
Management fee	9,191,143
12b-1 distribution plan-Class A	3,134,455
12b-1 distribution plan-Class B	479,584
12b-1 distribution plan-Class C	548,933
12b-1 distribution plan-Class F	2,862
12b-1 distribution plan-Class P	11,514
12b-1 distribution plan-Class R2	101
12b-1 distribution plan-Class R3	867
Shareholder servicing	1,881,378
Subsidy (See Note 3)	586,287
Fund administration	496,637
Reports to shareholders	158,202
Registration	103,474
Professional	63,253
Directors’ fees	49,848
Custody	37,850
Other	48,349
Gross expenses	16,794,737
Expense reductions (See Note 7)	(3,518)
Net expenses	16,791,219
Net investment income	45,411,440
Net realized and unrealized gain (loss):
Net realized loss on investments and foreign currency related transactions	(145,541,267)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	380,215,139
Net realized and unrealized gain	234,673,872
Net Increase in Net Assets Resulting From Operations	$280,085,312

See Notes to Financial Statements.

27

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$45,411,440	$57,490,559
Net realized loss on investments and foreign currency related transactions	(145,541,267)	(148,111,879)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	380,215,139	(447,941,258)
Net increase (decrease) in net assets resulting from operations	280,085,312	(538,562,578)
Distributions to shareholders from:
Net investment income
Class A	(36,274,975)	(46,923,783)
Class B	(1,647,951)	(2,048,124)
Class C	(1,895,565)	(2,622,772)
Class F	(114,438)	(31,510)
Class I	(10,061,743)	(10,749,540)
Class P	(100,533)	(109,398)
Class R2	(753)	(316)
Class R3	(5,287)	(720)
Net realized gain
Class A	–	(55,600,353)
Class B	–	(3,031,913)
Class C	–	(4,022,533)
Class F	–	(394)
Class I	–	(11,018,113)
Class P	–	(127,577)
Class R2	–	(393)
Class R3	–	(393)
Total distributions to shareholders	(50,101,245)	(136,287,832)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	312,953,012	231,129,255
Reinvestment of distributions	48,870,715	132,561,287
Cost of shares reacquired	(339,821,891)	(364,359,193)
Net increase (decrease) in net assets resulting from capital share transactions	22,001,836	(668,651)
Net increase (decrease) in net assets	251,985,903	(675,519,061)
NET ASSETS:
Beginning of year	$1,152,863,029	$1,828,382,090
End of year	$1,404,848,932	$1,152,863,029
Undistributed net investment income	$5,827,995	$9,570,339

See Notes to Financial Statements.

28

Financial Highlights

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 8.66	$13.49	$13.56	$12.44	$12.12

Investment operations:

Net investment income(a)	.34	.41	.37	.33	.31

Net realized and unrealized gain (loss)	1.72	(4.26)	.33	1.29	.43

Total from investment operations	2.06	(3.85)	.70	1.62	.74

Distributions to shareholders from:

Net investment income	(.37)	(.44)	(.35)	(.36)	(.35)

Net realized gain	–	(.54)	(.42)	(.14)	(.07)

Total distributions	(.37)	(.98)	(.77)	(.50)	(.42)

Net asset value, end of year	$10.35	$ 8.66	$13.49	$13.56	$12.44

Total Return(b)	24.58%	(30.43)%	5.27%	13.42%	6.27%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.37%	1.32%	1.29%	1.33%	1.33%

Expenses, excluding expense reductions	1.37%	1.32%	1.29%	1.33%	1.34%

Net investment income	3.66%	3.61%	2.68%	2.60%	2.51%

Supplemental Data:
Net assets, end of year (000)	$974,791	$852,774	$1,379,814	$1,111,167	$944,488

Portfolio turnover rate	52.24%	54.70%	26.32%	43.85%	31.65%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

29

Financial Highlights (continued)

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 8.59	$13.38	$13.46	$12.36	$12.03

Investment operations:

Net investment income(a)	.27	.33	.28	.24	.23

Net realized and unrealized gain (loss)	1.71	(4.21)	.33	1.28	.43

Total from investment operations	1.98	(3.88)	.61	1.52	.66

Distributions to shareholders from:

Net investment income	(.31)	(.37)	(.27)	(.28)	(.26)

Net realized gain	–	(.54)	(.42)	(.14)	(.07)

Total distributions	(.31)	(.91)	(.69)	(.42)	(.33)

Net asset value, end of year	$10.26	$ 8.59	$13.38	$13.46	$12.36

Total Return(b)	23.75%	(30.86)%	4.56%	12.62%	5.66%

Ratios to Average Net Assets:

Expenses, including expense reductions	2.02%	1.97%	1.94%	1.98%	1.98%

Expenses, excluding expense reductions	2.02%	1.97%	1.94%	1.98%	1.98%

Net investment income	3.00%	2.96%	2.03%	1.95%	1.86%

Supplemental Data:
Net assets, end of year (000)	$53,941	$44,682	$74,748	$64,045	$58,380

Portfolio turnover rate	52.24%	54.70%	26.32%	43.85%	31.65%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

30

Financial Highlights (continued)

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 8.60	$13.40	$13.48	$12.37	$12.05

Investment operations:

Net investment income(a)	.28	.33	.28	.24	.23

Net realized and unrealized gain (loss)	1.71	(4.23)	.33	1.28	.43

Total from investment operations	1.99	(3.90)	.61	1.52	.66

Distributions to shareholders from:

Net investment income	(.31)	(.36)	(.27)	(.27)	(.27)

Net realized gain	–	(.54)	(.42)	(.14)	(.07)

Total distributions	(.31)	(.90)	(.69)	(.41)	(.34)

Net asset value, end of year	$10.28	$ 8.60	$13.40	$13.48	$12.37

Total Return(b)	23.82%	(30.90)%	4.57%	12.68%	5.62%

Ratios to Average Net Assets:

Expenses, including expense reductions	2.02%	1.97%	1.94%	1.98%	1.98%

Expenses, excluding expense reductions	2.02%	1.97%	1.94%	1.98%	1.98%

Net investment income	3.02%	2.95%	2.03%	1.95%	1.86%

Supplemental Data:
Net assets, end of year (000)	$59,267	$54,081	$99,713	$77,477	$77,374

Portfolio turnover rate	52.24%	54.70%	26.32%	43.85%	31.65%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

31

Financial Highlights (continued)

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 8.65	$13.49	$13.83

Investment operations:

Net investment income(b)	.34	.43	.06

Net realized and unrealized gain (loss)	1.75	(4.25)	(.40)

Total from investment operations	2.09	(3.82)	(.34)

Distributions to shareholders from:

Net investment income	(.40)	(.48)	–

Net realized gain	–	(.54)	–

Total distributions	(.40)	(1.02)	–

Net asset value, end of period	$10.34	$ 8.65	$13.49

Total Return(c)	25.05%	(30.31)%	(2.46	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.11%	1.10%	.18	%(d)

Expenses, excluding expense reductions	1.11%	1.10%	.18	%(d)

Net investment income	3.66%	4.21%	.47	%(d)

Supplemental Data:
Net assets, end of period (000)	$4,238	$1,194	$10

Portfolio turnover rate	52.24%	54.70%	26.32%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

32

Financial Highlights (continued)

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 8.70	$13.56	$13.62	$12.50	$12.18

Investment operations:

Net investment income(a)	.36	.45	.41	.37	.35

Net realized and unrealized gain (loss)	1.75	(4.28)	.35	1.29	.44

Total from investment operations	2.11	(3.83)	.76	1.66	.79

Distributions to shareholders from:

Net investment income	(.40)	(.49)	(.40)	(.40)	(.40)

Net realized gain	–	(.54)	(.42)	(.14)	(.07)

Total distributions	(.40)	(1.03)	(.82)	(.54)	(.47)

Net asset value, end of year	$10.41	$ 8.70	$13.56	$13.62	$12.50

Total Return(b)	25.13%	(30.24)%	5.67%	13.75%	6.64%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.01%	.97%	.96%	.98%	.99%

Expenses, excluding expense reductions	1.01%	.97%	.96%	.98%	.99%

Net investment income	3.91%	3.97%	2.98%	2.95%	2.89%

Supplemental Data:
Net assets, end of year (000)	$309,336	$197,714	$271,015	$10,342	$2,897

Portfolio turnover rate	52.24%	54.70%	26.32%	43.85%	31.65%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

33

Financial Highlights (continued)

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 8.68	$13.52	$13.59	$12.47	$12.15

Investment operations:

Net investment income(a)	.33	.40	.36	.32	.30

Net realized and unrealized gain (loss)	1.73	(4.27)	.33	1.29	.43

Total from investment operations	2.06	(3.87)	.69	1.61	.73

Distributions to shareholders from:

Net investment income	(.36)	(.43)	(.34)	(.35)	(.34)

Net realized gain	–	(.54)	(.42)	(.14)	(.07)

Total distributions	(.36)	(.97)	(.76)	(.49)	(.41)

Net asset value, end of year	$10.38	$ 8.68	$13.52	$13.59	$12.47

Total Return(b)	24.52%	(30.50)%	5.15%	13.31%	6.17%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.46%	1.42%	1.39%	1.43%	1.43%

Expenses, excluding expense reductions	1.46%	1.42%	1.39%	1.43%	1.44%

Net investment income	3.54%	3.52%	2.58%	2.50%	2.42%

Supplemental Data:
Net assets, end of year (000)	$2,906	$2,370	$3,062	$2,365	$1,337

Portfolio turnover rate	52.24%	54.70%	26.32%	43.85%	31.65%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

34

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 8.70	$13.48	$13.83

Investment operations:

Net investment income(b)	.31	.44	.05

Net realized and unrealized gain (loss)	1.75	(4.27)	(.40)

Total from investment operations	2.06	(3.83)	(.35)

Distributions to shareholders from:

Net investment income	(.36)	(.41)	–

Net realized gain	–	(.54)	–

Total distributions	(.36)	(.95)	–

Net asset value, end of period	$10.40	$ 8.70	$13.48

Total Return(c)	24.47%	(30.23)%	(2.53	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.49%	1.06%	.27	%(d)

Expenses, excluding expense reductions	1.49%	1.06%	.27	%(d)

Net investment income	3.34%	3.87%	.37	%(d)

Supplemental Data:
Net assets, end of period (000)	$29	$7	$10

Portfolio turnover rate	52.24%	54.70%	26.32%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

35

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 8.65	$13.48	$13.83

Investment operations:

Net investment income(b)	.29	.39	.05

Net realized and unrealized gain (loss)	1.76	(4.25)	(.40)

Total from investment operations	2.05	(3.86)	(.35)

Distributions to shareholders from:

Net investment income	(.37)	(.43)	–

Net realized gain	–	(.54)	–

Total distributions	(.37)	(.97)	–

Net asset value, end of period	$10.33	$ 8.65	$13.48

Total Return(c)	24.46%	(30.54)%	(2.53	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.50%	1.40%	.25	%(d)

Expenses, excluding expense reductions	1.50%	1.40%	.25	%(d)

Net investment income	3.03%	3.65%	.39	%(d)

Supplemental Data:
Net assets, end of period (000)	$341	$42	$10

Portfolio turnover rate	52.24%	54.70%	26.32%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

36

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its classes: Lord Abbett Capital Structure Fund (the “Fund;” formerly, Lord Abbett America’s Value Fund). Effective July 1, 2009, America’s Value Fund changed its name to Lord Abbett Capital Structure Fund.

The Fund’s investment objective is to seek current income and capital appreciation. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) for certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund’s prospectuses. Effective March 31, 2010, the Fund will no longer offer Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and asked quotations from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

37

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended November 30, 2006 through November 30, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	When-Issued Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.

38

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).

The loans in which a Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of November 30, 2009, the Fund had no unfunded loan commitments.

(j)

Fair Value Measurements–In accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation

39

Notes to Financial Statements (continued)

technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$792,287,621	$–	$1,736,357	$794,023,978
Convertible Bonds	–	129,808,594	–	129,808,594
Convertible Preferred Stocks	47,768,710	22,990,500	–	70,759,210
Floating Rate Loans	–	5,602,614	–	5,602,614
Foreign Common Stocks	50,535,036	–	–	50,535,036
Government Sponsored Enterprises Pass-Through	–	13,221,458	–	13,221,458
High Yield Corporate Bonds	–	325,991,769	–	325,991,769
Non-Convertible Preferred Stock	88,056	–	–	88,056
Warrant	–	–	31,210	31,210
Repurchase Agreement	–	4,456,717	–	4,456,717
Total	$890,679,423	$502,071,652	$1,767,567	$1,394,518,642
*	See Schedule of Investments for values in each industry.

The following is a reconciliation of investment for unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Balance as of December 1, 2008	Accrued discounts/ premiums	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net purchase (sales)	Net transfers in or out of Level 3	Balance as of November 30, 2009
Common Stocks	$–	$–	$–	$127,894	$1,608,463	$–	$1,736,357
Warrant	–	–	–	–	31,210	–	31,210
Total	$–	$–	$–	$127,894	$1,639,673	$–	$1,767,567

40

Notes to Financial Statements (continued)

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended November 30, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of 0.74% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of the Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of November 30, 2009, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund were 16.40%, 2.85% and 2.55%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%
*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

41

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2009:

Distributor Commissions	Dealers’ Concessions
$ 806,748	$4,293,798

Distributor received CDSCs of $1,743 and $4,580 for Class A and Class C shares, respectively, for the fiscal year ended November 30, 2009.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 16, 2009, a special net investment income distribution of approximately $1,323,000 was declared by the Fund. The distribution was paid December 18, 2009 to shareholders of record on December 17, 2009.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 was as follows:

	Year Ended 11/30/2009	Year Ended 11/30/2008
Distributions paid from:
Ordinary income	$50,101,245	$67,876,909
Net long-term capital gains	–	68,410,923
Total distributions paid	$50,101,245	$136,287,832

As of November 30, 2009, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$7,534,772
Total undistributed earnings	$7,534,772
Capital loss carryforwards*	(293,666,966)
Temporary differences	(4,000,052)
Unrealized gains – net	14,589,649
Total accumulated losses – net	$(275,542,597)
*	As of November 30, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$112,156,193	$181,510,773	$293,666,966

42

Notes to Financial Statements (continued)

Certain losses incurred after October 31 (“Post-October Losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $3,863,385 and ordinary losses of $10,439 during fiscal 2009.

As of November 30, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,379,949,439
Gross unrealized gain	113,313,892
Gross unrealized loss	(98,744,689)
Net unrealized security gain	$14,569,203

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization, wash sales and certain securities.

Permanent items identified during the fiscal year ended November 30, 2009, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$947,461	$(947,461)

The permanent difference is attributable to the tax treatment of premium amortization, foreign currency transactions, certain securities and paydown gains and losses.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2009 were as follows:

Purchases	Sales
$668,353,972	$641,601,130

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2009.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of the fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

43

Notes to Financial Statements (continued)

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% (.08% prior to December 5, 2008) of the amount available under the Facility to .15%. This amount is included in Other Expenses on the Fund’s Statement of Operations. In connection with the renewal, the Fund paid an upfront commitment fee of .05% on December 4, 2009. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2009.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund’s equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising equity securities market than a fund investing solely in equity securities. In addition, if the Fund’s assessment of a company’s value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund’s fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called “junk bonds”) in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

44

Notes to Financial Statements (continued)

The Fund may invest up to 20% of its assets in foreign securities, which present increased market, liquidity, currency, political and other risks. The Fund may invest up to 10% of its net assets in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	24,397,409	$219,837,386	16,775,832	$187,722,200
Converted from Class B*	202,513	1,823,949	90,477	1,029,497
Reinvestment of distributions	3,999,856	35,630,378	8,324,610	100,697,725
Shares reacquired	(32,916,830)	(299,560,999)	(28,966,920)	(312,063,560)
Decrease	(4,317,052)	$(42,269,286)	(3,776,001)	$(22,614,138)

Class B Shares
Shares sold	1,309,290	$11,729,837	696,525	$7,660,626
Reinvestment of distributions	176,191	1,556,980	395,080	4,771,807
Shares reacquired	(1,232,027)	(11,048,955)	(1,381,455)	(14,950,145)
Converted to Class A*	(199,978)	(1,823,949)	(91,226)	(1,029,497)
Increase (decrease)	53,476	$413,913	(381,076)	$(3,547,209)

Class C Shares
Shares sold	1,123,147	$10,087,605	993,914	$11,232,782
Reinvestment of distributions	165,778	1,465,722	417,979	5,066,897
Shares reacquired	(1,812,034)	(16,201,048)	(2,564,442)	(28,194,571)
Decrease	(523,109)	$(4,647,721)	(1,152,549)	$(11,894,892)

Class F Shares
Shares sold	424,991	$3,694,216	148,982	$1,739,552
Reinvestment of distributions	6,724	61,071	2,647	28,469
Shares reacquired	(160,021)	(1,502,234)	(14,347)	(157,929)
Increase	271,694	$2,253,053	137,282	$1,610,092

Class I Shares
Shares sold	7,218,667	$66,816,612	1,782,036	$21,793,074
Reinvestment of distributions	1,113,858	10,061,704	1,800,454	21,766,442
Shares reacquired	(1,327,048)	(10,957,373)	(854,216)	(8,345,090)
Increase	7,005,477	$65,920,943	2,728,274	$35,214,426

Class P Shares
Shares sold	45,886	$413,092	83,756	$937,406
Reinvestment of distributions	10,062	89,967	18,760	228,125
Shares reacquired	(48,927)	(442,939)	(55,868)	(644,109)
Increase	7,021	$60,120	46,648	$521,422

45

Notes to Financial Statements (concluded)

	Year Ended November 30, 2009		Year Ended November 30, 2008
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	2,977	$26,040	1	$10
Reinvestment of distributions	55	491	59	709
Shares reacquired	(1,071)	(9,795)	–	–
Increase	1,961	$16,736	60	$719

Class R3 Shares
Shares sold	37,897	$348,224	4,401	$43,605
Reinvestment of distributions	469	4,402	96	1,113
Shares reacquired	(10,212)	(98,548)	(405)	(3,789)
Increase	28,154	$254,078	4,092	$40,929
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

12.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of November 30, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through January 29, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

13.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

46

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Capital Structure Fund (formerly Lord Abbett America’s Value Fund), one of the portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”), as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Capital Structure Fund of the Lord Abbett Research Fund, Inc. as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 29, 2010

47

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

48

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush- O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

49

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

50

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Company’s Directors. It is available free upon request.

51

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

55.88% of the ordinary income distributions paid by the Fund during the fiscal year ended November 30, 2009 is qualified dividend income. For corporate shareholders, only 51.82% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

For foreign shareholders 57.50% of the distributions paid by the Fund represents interest related dividends.

52

This report when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Capital Structure Fund

LAAMF-2-1109

(01/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Growth Opportunities Fund

For the fiscal year ended November 30, 2009

Lord Abbett Research Fund

Lord Abbett Growth Opportunities Fund

Annual Report

For the fiscal year ended November 30, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Growth Opportunities Fund’s performance for the fiscal year ended November 30, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Web site at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended November 30, 2009?

A: After a difficult start to the fiscal year ended November 30, 2009, the equity markets (as represented by the S&P 500® Index1) began a slow upward trend during the balance of the period, recovering some of their previous losses. The fiscal year ended with the S&P 500 Index up 25.39%.

Mid cap stocks (as defined by the Russell MidCap® Index2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index 6) for the fiscal year. Overall, most equity asset classes and investing styles trended higher throughout the 12-month fiscal period.

1

Q: How did the Growth Opportunities Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 38.43%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,7 which returned 42.83% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the healthcare and consumer staples sectors. Within those sectors, among the individual holdings detracting from performance were consumer staples holding Church & Dwight Co., Inc., a manufacturer of baking soda, and healthcare holding Cephalon Inc., a pharmaceutical company. The portfolio was also underweight H.J. Heinz Co., a food products company, which moved higher in the period.

The most significant contributors to the Fund’s performance relative to its benchmark for the 12-month period were the technology and consumer discretionary sectors. Within those sectors, among the individual holdings that contributed to performance were technology holdings Network Appliance, Inc., a provider of storage and data management solutions, and Cognizant Technology, a custom information technology consulting company. Consumer discretionary holding Starwood Hotels & Resorts Worldwide, Inc., a hotel and leisure company, also added to performance in the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

2

7  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price to book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000 Growth Index.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund’s returns would have been lower.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectuses.

The views of the Fund’s management and the portfolio holdings described in this report are as of November 30, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectuses.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Growth Index and the S&P MidCap 400 Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	30.46%	2.47%	1.50%	–
Class B4	33.55%	2.87%	1.60%	–
Class C5	37.58%	3.01%	1.47%	–
Class F6	38.82%	–	–	-6.75%
Class I7	38.91%	4.06%	2.44%	–
Class P8	38.28%	3.58%	–	0.72%
Class R2[9]	38.04%	–	–	-7.19%
Class R3[10]	38.33%	–	–	-7.07%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class P shares commenced operations and performance for the Class began on August 15, 2000. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 through November 30, 2009).

Actual Expenses

For each class of the Fund, the first line of the applicable table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 6/1/09 – 11/30/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the applicable table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,176.50	$8.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.30	$7.84
Class B
Actual	$1,000.00	$1,173.40	$11.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.03	$11.11
Class C
Actual	$1,000.00	$1,173.50	$11.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.03	$11.11
Class F
Actual	$1,000.00	$1,178.60	$7.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.56	$6.58
Class I
Actual	$1,000.00	$1,178.80	$6.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.07
Class P
Actual	$1,000.00	$1,175.60	$9.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.78	$8.34
Class R2
Actual	$1,000.00	$1,175.20	$9.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.07	$9.10
Class R3
Actual	$1,000.00	$1,176.20	$9.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.50	$8.59
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.55% for Class A, 2.20% for Classes B and C, 1.30% for Class F, 1.20% for Class I, 1.65% for Class P, 1.80% for Class R2 and 1.70% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Consumer Discretionary	22.88%	Producer Durables	11.82%
Consumer Staples	1.81%	Technology	22.62%
Energy	9.26%	Utilities	0.53%
Financial Services	13.40%	Short-Term Investment	0.42%
Healthcare	13.24%	Total	100.00%
Materials & Processing	4.02%
*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

November 30, 2009

Investments	Shares	Value (000)
COMMON STOCKS 99.93%

Advertising Agencies 0.72%
Lamar Advertising Co. Class A*	152,884	$4,232

Aerospace 0.85%
Rockwell Collins, Inc.	93,852	5,017

Asset Management & Custodian 4.22%
Affiliated Managers Group, Inc.*	62,553	4,079
BlackRock, Inc.	26,787	6,083
Invesco Ltd.	128,774	2,865
State Street Corp.	65,531	2,706
T. Rowe Price Group, Inc.	186,038	9,103

Total		24,836

Auto Services 0.62%
Goodyear Tire & Rubber Co. (The)*	267,780	3,671

Banks: Diversified 2.25%
City National Corp.	89,178	3,519
Fifth Third Bancorp	260,439	2,625
KeyCorp	663,403	3,888
SunTrust Banks, Inc.	134,552	3,179

Total		13,211

Beverage: Soft Drinks 0.25%
Green Mountain Coffee Roasters, Inc.*	23,671	1,491

Biotechnology 1.89%
Alexion Pharmaceuticals, Inc.*	89,877	4,076
Life Technologies Corp.*	66,289	3,300
Onyx Pharmaceuticals, Inc.*	130,884	3,745

Total		11,121

Casinos & Gambling 1.69%
International Game Technology	224,512	4,241

Investments	Shares	Value (000)
MGM Mirage*	347,613	$3,674
WMS Industries, Inc.*	52,299	2,033

Total		9,948

Chemical: Diversified 0.89%
Celanese Corp. Series A	175,562	5,225

Coal 1.93%
CONSOL Energy, Inc.	151,162	6,941
Walter Energy, Inc.	64,584	4,431

Total		11,372

Commercial Services 1.05%
Monster Worldwide, Inc.*	175,023	2,557
Robert Half International, Inc.	161,201	3,600

Total		6,157

Communications Technology 0.48%
Juniper Networks, Inc.*	108,805	2,843

Computer Services, Software & Systems 7.87%
3PAR, Inc.*	176,790	1,812
ANSYS, Inc.*	131,925	5,137
Citrix Systems, Inc.*	152,280	5,814
Cognizant Technology Solutions Corp. Class A*	218,986	9,620
Equinix, Inc.*	65,204	6,272
F5 Networks, Inc.*	80,744	3,797
Intuit, Inc.*	119,112	3,479
McAfee, Inc.*	55,062	2,101
Nuance Communications, Inc.*	237,582	3,609
VMware, Inc. Class A*	109,699	4,605

Total		46,246

Computer Technology 3.60%
NetApp, Inc.*	294,850	9,087
NVIDIA Corp.*	396,747	5,182
Palm, Inc.*	160,293	1,749
Western Digital Corp.*	139,299	5,132

Total		21,150

See Notes to Financial Statements.

7

Schedule of Investments (continued)

November 30, 2009

Investments	Shares	Value (000)
Cosmetics 1.43%
Avon Products, Inc.	140,303	$4,805
Estee Lauder Cos., Inc. (The) Class A	76,403	3,578

Total		8,383

Diversified Financial Services 1.53%
Capital One Financial Corp.	101,034	3,876
Lazard Ltd. Class A	132,669	5,142

Total		9,018

Diversified Manufacturing Operations 0.54%
ITT Corp.	61,394	3,175

Diversified Retail 1.31%
Nordstrom, Inc.	229,544	7,678

Education Services 1.20%
Apollo Group, Inc. Class A*	72,644	4,146
DeVry, Inc.	53,448	2,903

Total		7,049

Electronic Components 1.06%
Amphenol Corp. Class A	151,906	6,259

Electronic Entertainment 0.42%
Electronic Arts, Inc.*	144,716	2,444

Engineering & Contracting Services 1.85%
Fluor Corp.	55,468	2,356
Nalco Holding Co.	234,289	5,731
URS Corp.*	67,495	2,804

Total		10,891

Fertilizers 0.92%
CF Industries Holdings, Inc.	12,366	1,056
Intrepid Potash, Inc.*	143,177	4,358

Total		5,414

Financial Data & Systems 1.31%
Alliance Data Systems Corp.*	68,276	4,164
Moody’s Corp.	151,327	3,515

Total		7,679

Investments	Shares	Value (000)
Healthcare Facilities 0.90%
DaVita, Inc.*	89,355	$5,293

Healthcare Management Services 1.72%
CIGNA Corp.	137,682	4,417
Humana, Inc.*	136,793	5,678

Total		10,095

Healthcare Services 1.75%
Cerner Corp.*	43,383	3,266
Express Scripts, Inc.*	33,389	2,865
McKesson Corp.	66,996	4,155

Total		10,286

Homebuilding 0.46%
NVR, Inc.*	3,993	2,688

Hotel/Motel 2.02%
Marriott International, Inc. Class A	212,701	5,471
Starwood Hotels & Resorts Worldwide, Inc.	199,559	6,390

Total		11,861

Insurance: Life 1.03%
Principal Financial Group, Inc.	239,307	6,076

Leisure Time 0.70%
priceline.com, Inc.*	19,153	4,101

Luxury Items 0.49%
Tiffany & Co.	67,904	2,898

Machinery: Industrial 0.52%
Kennametal, Inc.	135,301	3,044

Medical & Dental Instruments & Supplies 3.09%
C.R. Bard, Inc.	44,907	3,692
Edwards Lifesciences Corp.*	53,969	4,441
Kinetic Concepts, Inc.*	84,171	2,837
ResMed, Inc.*	107,648	5,411
Stryker Corp.	35,994	1,814

Total		18,195

See Notes to Financial Statements.

8

Schedule of Investments (continued)

November 30, 2009

Investments	Shares	Value (000)
Medical Equipment 0.94%
Affymetrix, Inc.*	247,632	$1,174
Thermo Fisher Scientific, Inc.*	92,605	4,374

Total		5,548

Metal Fabricating 1.21%
Precision Castparts Corp.	68,691	7,122

Metals & Minerals: Diversified 0.25%
Cliffs Natural Resources, Inc.	32,693	1,440

Miscellaneous: Consumer Staples 0.68%
Energizer Holdings, Inc.*	70,512	3,973

Offshore Drilling & Other Services 1.83%
Atwood Oceanics, Inc.*	111,630	4,206
Diamond Offshore Drilling, Inc.	65,838	6,554

Total		10,760

Oil: Crude Producers 2.96%
Cabot Oil & Gas Corp.	74,161	2,840
Continental Resources, Inc.*	75,239	2,833
Petrohawk Energy Corp.*	153,655	3,433
Range Resources Corp.	94,382	4,448
Southwestern Energy Co.*	88,196	3,877

Total		17,431

Oil Well Equipment & Services 2.56%
Cameron International Corp.*	161,654	6,111
Oceaneering International, Inc.*	90,335	4,935
Smith International, Inc.	147,749	4,016

Total		15,062

Pharmaceuticals 2.99%
AmerisourceBergen Corp.	197,261	4,870
Vertex Pharmaceuticals, Inc.*	106,978	4,153

Investments	Shares	Value (000)
Warner Chilcott plc Class A (Ireland)*(a)	224,884	$5,528
Watson Pharmaceuticals, Inc.*	81,443	3,021

Total		17,572

Producer Durables: Miscellaneous 0.54%
W.W. Grainger, Inc.	32,324	3,158

Production Technology Equipment 1.36%
Lam Research Corp.*	141,026	4,793
Varian Semiconductor Equipment Associates, Inc.*	109,534	3,191

Total		7,984

Railroads 1.03%
Kansas City Southern*	210,918	6,039

Real Estate 0.62%
CB Richard Ellis Group, Inc. Class A*	320,549	3,664

Real Estate Investment Trusts 0.88%
Simon Property Group, Inc.	70,892	5,151

Scientific Instruments: Control & Filter 1.05%
Parker Hannifin Corp.	59,458	3,208
Roper Industries, Inc.	56,817	2,957

Total		6,165

Scientific Instruments: Electrical 0.28%
AMETEK, Inc.	45,127	1,650

Scientific Instruments: Gauges & Meters 1.24%
Agilent Technologies, Inc.*	115,088	3,328
Itron, Inc.*	64,746	3,936

Total		7,264

Securities Brokerage & Services 1.60%
IntercontinentalExchange, Inc.*	52,309	5,586
TD Ameritrade Holding Corp.*	195,221	3,834

Total		9,420

See Notes to Financial Statements.

9

Schedule of Investments (continued)

November 30, 2009

Investments	Shares	Value (000)
Semiconductors & Components 7.91%
Altera Corp.	165,628	$3,483
Analog Devices, Inc.	166,007	4,979
Atheros Communications, Inc.*	150,836	4,294
Avnet, Inc.*	131,676	3,588
Broadcom Corp. Class A*	98,177	2,867
Cree, Inc.*	114,518	5,477
Cypress Semiconductor Corp.*	264,762	2,534
Linear Technology Corp.	145,931	3,936
Marvell Technology Group Ltd.*	288,240	4,445
Microchip Technology, Inc.	87,342	2,293
ON Semiconductor Corp.*	562,543	4,365
Silicon Laboratories, Inc.*	100,904	4,261

Total		46,522

Specialty Retail 9.64%
Abercrombie & Fitch Co. Class A	125,142	4,997
American Eagle Outfitters, Inc.	302,995	4,660
Bed Bath & Beyond, Inc.*	146,654	5,479
CarMax, Inc.*	281,206	5,590
Dick’s Sporting Goods, Inc.*	173,692	3,606
Dress Barn, Inc. (The)*	177,655	3,814
GameStop Corp. Class A*	169,081	4,127
Limited Brands, Inc.	365,120	6,057
O’Reilly Automotive, Inc.*	99,090	3,843
Ross Stores, Inc.	113,351	4,985
TJX Companies, Inc. (The)	142,424	5,466
Urban Outfitters, Inc.*	129,113	4,085

Total		56,709

Steel 0.77%
United States Steel Corp.	101,068	4,514

Textiles Apparel & Shoes 2.18%
Carter’s, Inc.*	157,683	3,430
Coach, Inc.	180,486	6,272

Investments	Shares	Value (000)
Polo Ralph Lauren Corp.	40,613	$3,121

Total		12,823

Tobacco 0.89%
Lorillard, Inc.	67,288	5,242

Transportation: Miscellaneous 0.87%
Expeditors International of Washington, Inc.	160,159	5,114

Truckers 2.06%
C.H. Robinson Worldwide, Inc.	71,276	3,973
Con-way, Inc.	128,572	3,896
J.B. Hunt Transport Services, Inc.	132,912	4,235

Total		12,104

Utilities: Miscellaneous 0.53%
Ormat Technologies, Inc.	75,729	3,118

Wholesale & International Trade 0.50%
LKQ Corp.*	169,800	2,960

Total Common Stocks (cost $484,400,016)		587,556

See Notes to Financial Statements.

10

Schedule of Investments (concluded)

November 30, 2009

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 0.42%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $2,560,000 of U.S. Treasury Bill at 0.15% due 4/15/2010; value: $2,558,976; proceeds: $2,507,114 (cost $2,507,114)	$2,507	$2,507

Total Investments in Securities 100.35% (cost $486,907,130)		590,063

Liabilities in Excess of Other Assets (0.35%)		(2,077)

Net Assets 100.00%		$587,986

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

November 30, 2009

ASSETS:
Investments in securities, at value (cost $486,907,130)	$590,063,327
Receivables:
Interest and dividends	839,656
Capital shares sold	527,654
Prepaid expenses and other assets	65,501
Total assets	591,496,138
LIABILITIES:
Payables:
Investment securities purchased	1,494,944
Capital shares reacquired	830,862
Management fee	393,116
12b-1 distribution fees	227,614
Directors’ fees	82,267
Fund administration	19,771
To affiliates (See Note 3)	68,443
Accrued expenses and other liabilities	392,791
Total liabilities	3,509,808
NET ASSETS	$587,986,330
COMPOSITION OF NET ASSETS:
Paid-in capital	$587,693,989
Accumulated net investment loss	(34,660)
Accumulated net realized loss on investments	(102,829,196)
Net unrealized appreciation on investments	103,156,197
Net Assets	$587,986,330

See Notes to Financial Statements.

12

Statement of Assets and Liabilities (concluded)

November 30, 2009

Net assets by class:
Class A Shares	$414,929,960
Class B Shares	$51,703,206
Class C Shares	$63,731,573
Class F Shares	$2,362,242
Class I Shares	$42,775,291
Class P Shares	$9,184,524
Class R2 Shares	$1,117,502
Class R3 Shares	$2,182,032
Outstanding shares by class:
Class A Shares (100 million shares of common stock authorized, $.001 par value)	24,222,735
Class B Shares (30 million shares of common stock authorized, $.001 par value)	3,293,933
Class C Shares (20 million shares of common stock authorized, $.001 par value)	4,062,464
Class F Shares (30 million shares of common stock authorized, $.001 par value)	137,182
Class I Shares (30 million shares of common stock authorized, $.001 par value)	2,393,548
Class P Shares (20 million shares of common stock authorized, $.001 par value)	537,902
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	65,577
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	127,708
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$17.13
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$18.18
Class B Shares-Net asset value	$15.70
Class C Shares-Net asset value	$15.69
Class F Shares-Net asset value	$17.22
Class I Shares-Net asset value	$17.87
Class P Shares-Net asset value	$17.07
Class R2 Shares-Net asset value	$17.04
Class R3 Shares-Net asset value	$17.09

See Notes to Financial Statements.

13

Statement of Operations

For the Year Ended November 30, 2009

Investment income:
Dividends	$4,960,600
Interest	354
Total investment income	4,960,954
Expenses:
Management fee	4,046,468
12b-1 distribution plan-Class A	1,267,425
12b-1 distribution plan-Class B	486,925
12b-1 distribution plan-Class C	527,568
12b-1 distribution plan-Class F	1,424
12b-1 distribution plan-Class P	37,144
12b-1 distribution plan-Class R2	3,673
12b-1 distribution plan-Class R3	6,482
Shareholder servicing	1,772,666
Fund administration	202,323
Subsidy (See Note 3)	117,886
Registration	88,034
Reports to shareholders	59,264
Professional	57,478
Directors’ fees	20,225
Custody	8,422
Other	20,856
Gross expenses	8,724,263
Expense reductions (See Note 7)	(1,400)
Expenses reimbursed by advisor (See Note 3)	(322,513)
Net expenses	8,400,350
Net investment loss	(3,439,396)
Net realized and unrealized gain (loss):
Net realized loss on investments	(72,411,670)
Net change in unrealized appreciation/depreciation on investments	240,075,680
Net realized and unrealized gain	167,664,010
Net Increase in Net Assets Resulting From Operations	$164,224,614

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment loss	$(3,439,396)	$(6,421,022)
Net realized loss on investments and foreign currency related transactions	(72,411,670)	(12,656,314)
Net change in unrealized appreciation/depreciation on investments	240,075,680	(279,114,470)
Net increase (decrease) in net assets resulting from operations	164,224,614	(298,191,806)
Distributions to shareholders from:
Net realized gain
Class A	(14,340,844)	(72,993,177)
Class B	(2,217,745)	(12,846,667)
Class C	(2,091,932)	(10,680,237)
Class F	(15,377)	(1,202)
Class I	(971,934)	(2,417,829)
Class P	(388,306)	(2,028,077)
Class R2	(5,141)	(1,196)
Class R3	(3,763)	(1,196)
Total distributions to shareholders	(20,035,042)	(100,969,581)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	98,858,879	112,016,824
Reinvestment of distributions	19,316,931	96,839,281
Cost of shares reacquired	(138,574,482)	(179,020,030)
Net increase (decrease) in net assets resulting from capital share transactions	(20,398,672)	29,836,075
Net increase (decrease) in net assets	123,790,900	(369,325,312)
NET ASSETS:
Beginning of year	$464,195,430	$833,520,742
End of year	$587,986,330	$464,195,430
Accumulated net investment loss	$(34,660)	$(552,793)

See Notes to Financial Statements.

15

Financial Highlights

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$12.93	$23.84	$22.02	$21.15	$19.21

Investment operations:

Net investment loss(a)	(.08)	(.15)	(.20)	(.15)	(.19)

Net realized and unrealized gain (loss)	4.84	(7.91)	4.01	1.67	2.13

Total from investment operations	4.76	(8.06)	3.81	1.52	1.94

Distributions to shareholders from:

Net realized gain	(.56)	(2.85)	(1.99)	(.65)	–

Net asset value, end of year	$17.13	$12.93	$23.84	$22.02	$21.15

Total Return(b)	38.43%	(38.34)%	18.81%	7.35%	10.10%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.55%	1.53%	1.54%	1.55%

Expenses, including expense reductions and expenses reimbursed	1.55%	1.55%	1.53%	1.54%	1.55%

Expenses, excluding expense reductions and expenses reimbursed	1.61%	1.57%	1.54%	1.56%	1.59%

Net investment loss	(.57)%	(.79)%	(.91)%	(.70)%	(.96)%

Supplemental Data:
Net assets, end of year (000)	$414,930	$337,981	$613,735	$614,433	$634,059

Portfolio turnover rate	80.21%	123.95%	101.25%	159.86%	97.35%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

16

Financial Highlights (continued)

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$11.97	$22.41	$20.94	$20.27	$18.53

Investment operations:

Net investment loss(a)	(.16)	(.25)	(.32)	(.27)	(.31)

Net realized and unrealized gain (loss)	4.45	(7.34)	3.78	1.59	2.05

Total from investment operations	4.29	(7.59)	3.46	1.32	1.74

Distributions to shareholders from:

Net realized gain	(.56)	(2.85)	(1.99)	(.65)	–

Net asset value, end of year	$15.70	$11.97	$22.41	$20.94	$20.27

Total Return(b)	37.55%	(38.73)%	18.04%	6.66%	9.39%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	2.20%	2.20%	2.18%	2.19%	2.20%

Expenses, including expense reductions and expenses reimbursed	2.20%	2.20%	2.18%	2.19%	2.20%

Expenses, excluding expense reductions and expenses reimbursed	2.27%	2.22%	2.19%	2.21%	2.23%

Net investment loss	(1.22)%	(1.44)%	(1.56)%	(1.35)%	(1.61)%

Supplemental Data:
Net assets, end of year (000)	$51,703	$48,147	$101,200	$100,741	$106,809

Portfolio turnover rate	80.21%	123.95%	101.25%	159.86%	97.35%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

17

Financial Highlights (continued)

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$11.96	$22.40	$20.93	$20.26	$18.53

Investment operations:

Net investment loss(a)	(.16)	(.25)	(.32)	(.27)	(.31)

Net realized and unrealized gain (loss)	4.45	(7.34)	3.78	1.59	2.04

Total from investment operations	4.29	(7.59)	3.46	1.32	1.73

Distributions to shareholders from:

Net realized gain	(.56)	(2.85)	(1.99)	(.65)	–

Net asset value, end of year	$15.69	$11.96	$22.40	$20.93	$20.26

Total Return(b)	37.58%	(38.75)%	18.05%	6.66%	9.34%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	2.20%	2.20%	2.18%	2.19%	2.20%

Expenses, including expense reductions and expenses reimbursed	2.20%	2.20%	2.18%	2.19%	2.20%

Expenses, excluding expense reductions and expenses reimbursed	2.26%	2.23%	2.19%	2.21%	2.23%

Net investment loss	(1.22)%	(1.44)%	(1.56)%	(1.35)%	(1.61)%

Supplemental Data:
Net assets, end of year (000)	$63,732	$45,385	$83,891	$79,485	$83,339

Portfolio turnover rate	80.21%	123.95%	101.25%	159.86%	97.35%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

18

Financial Highlights (continued)

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.96	$23.85	$23.81

Investment operations:

Net investment loss(b)	(.05)	(.09)	(.03)

Net realized and unrealized gain (loss)	4.87	(7.95)	.07

Total from investment operations	4.82	(8.04)	.04

Distributions to shareholders from:

Net realized gain	(.56)	(2.85)	–

Net asset value, end of period	$17.22	$12.96	$23.85

Total Return(c)	38.82%	(38.22)%	.17	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.30%	1.30%	.22	%(d)

Expenses, including expense reductions expenses reimbursed	1.30%	1.30%	.22	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.34%	1.36%	.22	%(d)

Net investment loss	(.35)%	(.53)%	(.14	)%(d)

Supplemental Data:
Net assets, end of period (000)	$2,362	$359	$10

Portfolio turnover rate	80.21%	123.95%	101.25%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

19

Financial Highlights (continued)

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$13.42	$24.56	$22.55	$21.57	$19.52

Investment operations:

Net investment loss(a)	(.03)	(.08)	(.12)	(.07)	(.12)

Net realized and unrealized gain (loss)	5.04	(8.21)	4.12	1.70	2.17

Total from investment operations	5.01	(8.29)	4.00	1.63	2.05

Distributions to shareholders from:

Net realized gain	(.56)	(2.85)	(1.99)	(.65)	–

Net asset value, end of year	$17.87	$13.42	$24.56	$22.55	$21.57

Total Return(b)	38.91%	(38.12)%	19.24%	7.73%	10.50%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.20%	1.20%	1.18%	1.19%	1.20%

Expenses, including expense reductions and expenses reimbursed	1.20%	1.20%	1.18%	1.19%	1.20%

Expenses, excluding expense reductions and expenses reimbursed	1.25%	1.23%	1.19%	1.22%	1.23%

Net investment loss	(.22)%	(.41)%	(.55)%	(.32)%	(.60)%

Supplemental Data:
Net assets, end of year (000)	$42,775	$23,175	$17,965	$19,631	$8,901

Portfolio turnover rate	80.21%	123.95%	101.25%	159.86%	97.35%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

20

Financial Highlights (continued)

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$12.90	$23.82	$22.02	$21.17	$19.25

Investment operations:

Net investment loss(a)	(.09)	(.17)	(.22)	(.17)	(.21)

Net realized and unrealized gain (loss)	4.82	(7.90)	4.01	1.67	2.13

Total from investment operations	4.73	(8.07)	3.79	1.50	1.92

Distributions to shareholders from:

Net realized gain	(.56)	(2.85)	(1.99)	(.65)	–

Net asset value, end of year	$17.07	$12.90	$23.82	$22.02	$21.17

Total Return(b)	38.28%	(38.42)%	18.71%	7.24%	9.97%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.65%	1.65%	1.63%	1.64%	1.65%

Expenses, including expense reductions and expenses reimbursed	1.65%	1.65%	1.63%	1.64%	1.65%

Expenses, excluding expense reductions and expenses reimbursed	1.72%	1.67%	1.64%	1.66%	1.68%

Net investment loss	(.66)%	(.88)%	(1.01)%	(.79)%	(1.05)%

Supplemental Data:
Net assets, end of year (000)	$9,185	$8,945	$16,699	$15,856	$17,536

Portfolio turnover rate	80.21%	123.95%	101.25%	159.86%	97.35%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

21

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.90	$23.83	$23.81

Investment operations:

Net investment loss(b)	(.13)	(.16)	(.05)

Net realized and unrealized gain (loss)	4.83	(7.92)	.07

Total from investment operations	4.70	(8.08)	.02

Distributions to shareholders from:

Net realized gain	(.56)	(2.85)	–

Net asset value, end of period	$17.04	$12.90	$23.83

Total Return(c)	38.04%	(38.45)%	.08	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.80%	1.75%	.28	%(d)

Expenses, including expense reductions and expenses reimbursed	1.80%	1.75%	.28	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.83%	1.81%	.29	%(d)

Net investment loss	(.84)%	(.93)%	(.20	)%(d)

Supplemental Data:
Net assets, end of period (000)	$1,118	$119	$10

Portfolio turnover rate	80.21%	123.95%	101.25%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

22

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.91	$23.84	$23.81

Investment operations:

Net investment loss(b)	(.12)	(.14)	(.04)

Net realized and unrealized gain (loss)	4.86	(7.94)	.07

Total from investment operations	4.74	(8.08)	.03

Distributions to shareholders from:

Net realized gain	(.56)	(2.85)	–

Net asset value, end of period	$17.09	$12.91	$23.84

Total Return(c)	38.33%	(38.43)%	.13	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.70%	1.65%	.27	%(d)

Expenses, including expense reductions and expenses reimbursed	1.70%	1.65%	.27	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.72%	1.70%	.27	%(d)

Net investment loss	(.76)%	(.82)%	(.18	)%(d)

Supplemental Data:
Net assets, end of period (000)	$2,182	$85	$10

Portfolio turnover rate	80.21%	123.95%	101.25%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

23

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its classes: Lord Abbett Growth Opportunities Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) for certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25 th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund’s prospectuses. Effective March 31, 2010, the Fund will no longer offer Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

24

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended November 30, 2006 through November 30, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–In accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures

25

Notes to Financial Statements (continued)

(formerly SFAS 157), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$587,556	$–	$–	$587,556
Repurchase Agreement	–	2,507	–	2,507
Total	$587,556	$2,507	$–	$590,063
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

26

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of .80% of the Fund’s average daily net assets.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse the Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following:

Class	% of Average Daily Net Assets
A	1.55%
B	2.20%
C	2.20%
F	1.30%
I	1.20%
P	1.65%
R2	1.80%
R3	1.70%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of the Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of November 30, 2009, the percentages of the Fund’s outstanding shares owned by Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Growth & Income Strategy Fund and Lord Abbett Global Allocation Fund were 2.06%, 2.94% and 1.28%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%
*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

27

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2009:

Distributor Commissions	Dealers’ Concessions
$111,933	$609,384

Distributor received CDSCs of $4,186 and $6,552 for Class A and Class C shares, respectively, for the fiscal year ended November 30, 2009.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 was as follows:

	Year Ended 11/30/2009	Year Ended 11/30/2008
Distributions paid from:
Ordinary income	$–	$40,695,443
Net long-term capital gains	20,035,042	60,274,138
Total distributions paid	$20,035,042	$100,969,581

As of November 30, 2009, the components of accumulated earnings on a tax-basis were as follows:

Capital loss carryforwards*	(102,161,515)
Temporary differences	(82,267)
Unrealized gains – net	102,536,123
Total accumulated gains – net	$292,341
*	As of November 30, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$29,568,245	$72,593,270	$102,161,515

28

Notes to Financial Statements (continued)

As of November 30, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$487,527,204
Gross unrealized gain	118,563,329
Gross unrealized loss	(16,027,206)
Net unrealized security gain	$102,536,123

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and certain securities.

Permanent items identified during the fiscal year ended November 30, 2009, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$3,957,529	$21,427	$(3,978,956)

The permanent difference is attributable to the tax treatment of net investment losses and certain distributions received.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2009 were as follows:

Purchases	Sales
$403,419,964	$436,405,238

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2009.

6.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of the fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

29

Notes to Financial Statements (continued)

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% (.08% prior to December 5, 2008) of the amount available under the Facility to .15%. This amount is included in Other Expenses on the Fund’s Statement of Operations. In connection with the renewal, the Fund paid an upfront commitment fee of .05% on December 4, 2009. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2009.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund’s performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,877,165	$56,025,950	3,870,150	$65,683,092
Converted from Class B*	381,746	5,359,380	412,582	7,751,875
Reinvestment of distributions	1,128,844	13,986,374	3,424,588	71,231,500
Shares reacquired	(7,305,370)	(101,966,867)	(7,307,366)	(131,136,183)
Increase (decrease)	(1,917,615)	$(26,595,163)	399,954	$13,530,284

30

Notes to Financial Statements (continued)

	Year Ended November 30, 2009		Year Ended November 30, 2008
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	500,693	$6,491,649	499,675	$8,669,372
Reinvestment of distributions	182,332	2,082,099	611,883	11,852,174
Shares reacquired	(996,865)	(12,853,743)	(1,159,637)	(19,482,360)
Converted to Class A*	(415,128)	(5,359,380)	(444,107)	(7,751,875)
Decrease	(728,968)	$(9,639,375)	(492,186)	$(6,712,689)

Class C Shares
Shares sold	1,167,445	$14,970,083	791,889	$13,807,768
Reinvestment of distributions	164,095	1,872,334	485,077	9,391,105
Shares reacquired	(1,063,096)	(13,396,122)	(1,227,459)	(20,802,973)
Increase	268,444	$3,446,295	49,507	$2,395,900

Class F Shares
Shares sold	134,213	$1,705,435	39,948	$793,966
Reinvestment of distributions	1,230	15,275	57	1,196
Shares reacquired	(25,922)	(376,956)	(12,766)	(174,447)
Increase	109,521	$1,343,754	27,239	$620,715

Class I Shares
Shares sold	781,303	$11,958,450	964,693	$18,624,220
Reinvestment of distributions	75,462	971,969	112,404	2,417,818
Shares reacquired	(190,229)	(2,440,817)	(81,570)	(1,581,289)
Increase	666,536	$10,489,602	995,527	$19,460,749

Class P Shares
Shares sold	185,954	$2,730,598	219,532	$4,144,787
Reinvestment of distributions	31,137	384,852	93,553	1,943,096
Shares reacquired	(372,475)	(5,033,116)	(320,834)	(5,832,503)
Increase (decrease)	(155,384)	$(1,917,666)	(7,749)	$255,380

Class R2 Shares
Shares sold	70,079	$970,217	8,835	$169,006
Reinvestment of distributions	21	265	57	1,196
Shares reacquired	(13,762)	(188,809)	(73)	(1,482)
Increase	56,338	$781,673	8,819	$168,720

Class R3 Shares
Shares sold	269,879	$4,006,497	6,596	$124,613
Reinvestment of distributions	304	3,763	57	1,196
Shares reacquired	(149,071)	(2,318,052)	(477)	(8,793)
Increase	121,112	$1,692,208	6,176	$117,016
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

31

Notes to Financial Statements (concluded)

12.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Fund as of November 30, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through January 29, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Fund’s financial statements through this date.

13.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Growth Opportunities Fund, one of the portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”), as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Growth Opportunities Fund of the Lord Abbett Research Fund, Inc. as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 29, 2010

33

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

34

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush - O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

35

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

36

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Company’s Directors. It is available free upon request.

37

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

All of the distributions paid during the fiscal year ended November 30, 2009 represent long-term capital gains.

38

This report when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Growth Opportunities Fund

LAGOF-2-1109

(01/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Classic Stock Fund*

Small Cap Value Fund

For the fiscal year ended November 30, 2009

* Formerly known as Large Cap Core Fund

Lord Abbett Research Fund

Lord Abbett Classic Stock Fund and

Lord Abbett Small Cap Value Fund

Annual Report

For the fiscal year ended November 30, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Classic Stock Fund’s and the Lord Abbett Small Cap Value Fund’s performance for the fiscal year ended November 30, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended November 30, 2009?

A: After a difficult start to the fiscal year ended November 30, 2009, the equity markets (as represented by the S&P 500® Index1) began a slow upward trend during the balance of the period, recovering some of their previous losses. The fiscal year ended with the S&P 500 Index up 25.39%.

Mid cap stocks (as defined by the Russell MidCap® Index2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index 6) for the fiscal year. Overall, most equity asset classes and investing styles trended higher throughout the 12-month fiscal period.

Lord Abbett Classic Stock Fund (formerly, Large Cap Core Fund)

Q: How did the Classic Stock Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 24.84%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Index, which returned 27.38% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the technology, financial services, and materials and processing sectors. Among the individual holdings that detracted from performance were producer durables holding General Electric (the Fund’s number-one detractor), a diversified technology, media and financial services company; financial services holding Bank of America, a provider of financial and risk-management products and services; and consumer discretionary holding Wal-Mart Stores Inc., a broadlines discount retailer.

The most significant contributors to the Fund’s performance relative to its benchmark for the 12-month period were the consumer discretionary sector, the utilities sector (owing to an underweight position), and the producer durables sector (owing to an underweight position). Among the individual holdings that contributed to performance were consumer discretionary holdings Wynn Resorts, Inc., a casino resort owner, operator, and developer and Best Buy Co. Inc., a consumer electronics specialty retailer; and financial services holding The Goldman Sachs Group, Inc., a global investment banking and securities firm.

Lord Abbett Small Cap Value Fund

Q: How did the Small Cap Value Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 25.15%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,7 which returned 18.98% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund’s performance relative to its benchmark for the 12-month period were the financial services sector (owing to an underweight position), the consumer staples sector, and the consumer discretionary sector. Among the individual holdings that contributed to performance were technology holding Rovi Corporation (the Fund’s number-one contributor), a digital home entertainment solutions provider; consumer discretionary holding Brinker International, Inc., a restaurant operator; and materials and processing holding Reliance Steel & Aluminum (the Fund’s third largest holding), a distributor and processor of steel and aluminum.

The most significant detractors from the Fund’s performance relative to its benchmark for the 12-month period were the healthcare, technology and energy sectors. Among the individual holdings that detracted from performance were materials and processing holding Cabot Corporation (the Fund’s number-one detractor), a provider of chemicals, performance materials, and specialty fluids; producer durables holding Huron Consulting Group, an independent provider of financial and operational consulting services; and consumer discretionary holding Central European Distribution Corporation (CEDC), a distributor of branded vodka in Poland.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index is composed of 2,000 securities with market values ranging from $25 million to $275 million. The Growth Index is comprised of securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

During certain periods shown, expense reimbursements were in place for the Classic Stock Fund. Without such expense reimbursements, the Fund’s returns would have been lower.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

The views of each Fund’s management and the portfolio holdings described in this report are as of November 30, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or each Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Classic Stock Fund (formerly, Large Cap Core Fund)

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	17.63%	0.94%	2.65%	–
Class B4	20.04%	1.30%	2.73%	–
Class C5	24.08%	1.48%	2.62%	–
Class F6	25.19%	–	–	-7.63%
Class I7	25.28%	2.50%	3.57%	–
Class P7	24.75%	2.04%	3.22%	–
Class R2[8]	25.03%	–	–	-7.68%
Class R3[9]	24.70%	–	–	-7.97%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Value Index and the Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	17.94%	3.62%	10.84%	–
Class B4	20.27%	4.01%	10.92%	–
Class C5	24.29%	4.14%	10.78%	–
Class F6	25.39%	–	–	–9.49%
Class I7	25.55%	5.18%	11.88%	–
Class P7	24.94%	4.72%	11.39%	–
Class R2[8]	24.77%	–	–	–7.13%
Class R3[9]	24.94%	–	–	–7.06%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

9    Class R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 through November 30, 2009).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 6/1/09 – 11/30/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Classic Stock Fund (formerly, Large Cap Core Fund)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A*
Actual	$1,000.00	$1,161.00	$5.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.22
Class B*
Actual	$1,000.00	$1,157.30	$9.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.66	$8.49
Class C*
Actual	$1,000.00	$1,157.70	$9.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.66	$8.49
Class F*
Actual	$1,000.00	$1,162.50	$4.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.18	$3.95
Class I*
Actual	$1,000.00	$1,163.50	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.45
Class P*
Actual	$1,000.00	$1,160.80	$6.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.40	$5.72
Class R2*
Actual	$1,000.00	$1,160.70	$6.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.97	$6.17
Class R3*
Actual	$1,000.00	$1,160.70	$6.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.82
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.03% for Class A, 1.68% for Classes B and C, 0.78% for Class F, 0.68% for Class I, 1.13% for Class P, 1.22% for Class R2 and 1.15% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

*	The annualized expenses of each class have been restated (0.98% for Class A, 1.63% for Classes B and C, 0.73% for Class F, 0.63% for Class I, 1.08% for Class P, 1.22% for Class R2 and 1.13% for Class R3). Had these restated expenses been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$5.31	$4.96
Class B	$8.82	$8.24
Class C	$8.82	$8.24
Class F	$3.96	$3.70
Class I	$3.42	$3.19
Class P	$5.85	$5.47
Class R2	$6.61	$6.17
Class R3	$6.12	$5.72

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Consumer Discretionary	14.70%	Producer Durables	4.81%
Consumer Staples	4.59%	Technology	20.31%
Energy	12.49%	Utilities	2.24%
Financial Services	20.67%	Short-Term Investment	1.08%
Healthcare	10.31%	Total	100.00%
Materials & Processing	8.80%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,135.60	$6.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.96	$6.17
Class B
Actual	$1,000.00	$1,131.40	$10.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.43	$9.70
Class C
Actual	$1,000.00	$1,131.80	$10.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.43	$9.70
Class F
Actual	$1,000.00	$1,137.20	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.17
Class I
Actual	$1,000.00	$1,137.40	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.66
Class P
Actual	$1,000.00	$1,134.70	$7.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.93
Class R2
Actual	$1,000.00	$1,134.00	$8.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.52	$7.64
Class R3
Actual	$1,000.00	$1,134.80	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.96	$7.18
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.22% for Class A, 1.92% for Classes B and C, 1.02% for Class F, 0.92% for Class I, 1.37% for Class P, 1.51% for Class R2 and 1.42% for Class R3), multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Consumer Discretionary	10.09%	Producer Durables	27.27%
Consumer Staples	3.15%	Technology	7.45%
Energy	5.30%	Utilities	2.24%
Financial Services	17.41%	Short-Term Investment	2.42%
Healthcare	8.13%	Total	100.00%
Materials & Processing	16.54%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CLASSIC STOCK FUND (formerly, Large Cap Core Fund) November 30, 2009

Investments	Shares	Value (000)
COMMON STOCKS 98.68%

Aerospace 0.79%
Boeing Co. (The)	10,596	$555
United Technologies Corp.	111,200	7,477

Total		8,032

Asset Management & Custodian 3.42%
BlackRock, Inc.	19,400	4,405
Franklin Resources, Inc.	51,000	5,510
State Street Corp.	321,100	13,261
T. Rowe Price Group, Inc.	235,600	11,528

Total		34,704

Banks: Diversified 7.25%
Bank of America Corp.	1,490,848	23,630
Fifth Third Bancorp	725,800	7,316
PNC Financial Services Group, Inc. (The)	230,800	13,158
Regions Financial Corp.	335,300	1,965
SunTrust Banks, Inc.	128,200	3,029
U.S. Bancorp	350,400	8,455
Wells Fargo & Co.	568,500	15,941

Total		73,494

Beverage: Soft Drinks 1.40%
Coca-Cola Co. (The)	143,600	8,214
PepsiCo, Inc.	96,300	5,992

Total		14,206

Biotechnology 2.59%
Amgen, Inc.*	229,700	12,944
Baxter International, Inc.	50,587	2,760
Celgene Corp.*	91,700	5,085
Genzyme Corp.*	77,200	3,914
Myriad Genetics, Inc.*	69,400	1,605

Total		26,308

Casinos & Gambling 0.68%
International Game Technology	365,200	6,899

Investments	Shares	Value (000)
Chemical: Diversified 2.16%
Celanese Corp. Series A	164,100	$4,884
Dow Chemical Co. (The)	471,500	13,098
E.I. du Pont de Nemours & Co.	113,500	3,925

Total		21,907

Commercial Services 0.16%
Monster Worldwide, Inc.*	111,400	1,628

Communications Technology 3.01%
Cisco Systems, Inc.*	667,700	15,624
QUALCOMM, Inc.	331,300	14,908

Total		30,532

Computer Services, Software & Systems 6.76%
Adobe Systems, Inc.*	429,653	15,072
Google, Inc. Class A*	40,500	23,611
Microsoft Corp.	784,000	23,057
Shanda Games Ltd. ADR*	62,300	638
VMware, Inc. Class A*	145,900	6,125

Total		68,503

Computer Technology 5.30%
Apple, Inc.*	132,400	26,468
Dell, Inc.*	172,500	2,436
EMC Corp.*	493,600	8,307
Hewlett-Packard Co.	336,413	16,504

Total		53,715

Copper 0.84%
Freeport-McMoRan Copper & Gold, Inc.*	102,565	8,492

Diversified Financial Services 7.52%
Bank of New York Mellon Corp. (The)	108,818	2,899
Capital One Financial Corp.	261,700	10,039
Goldman Sachs Group, Inc. (The)	138,100	23,430

See Notes to Financial Statements.

Schedule of Investments (continued)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund) November 30, 2009

Investments	Shares	Value (000)
Diversified Financial Services (continued)
JPMorgan Chase & Co.	576,428	$24,492
Morgan Stanley	488,300	15,420

Total		76,280

Diversified Manufacturing Operations 1.56%
Eaton Corp.	76,800	4,907
General Electric Co.	320,100	5,128
Honeywell International, Inc.	151,500	5,828

Total		15,863

Diversified Media 0.62%
Time Warner, Inc.	203,800	6,261

Diversified Retail 3.78%
J.C. Penney Co., Inc.	202,500	5,820
Kohl’s Corp.*	199,900	10,623
Macy’s, Inc.	98,700	1,610
Target Corp.	355,300	16,543
Wal-Mart Stores, Inc.	69,300	3,780

Total		38,376

Drug & Grocery Store Chains 0.27%
CVS Caremark Corp.	89,448	2,774

Electronic Components 0.51%
Corning, Inc.	310,203	5,174

Electronic Entertainment 1.45%
Activision Blizzard, Inc.*	1,055,126	12,018
Electronic Arts, Inc.*	156,300	2,640

Total		14,658

Entertainment 0.73%
Walt Disney Co. (The)	243,837	7,369

Fertilizers 3.37%
Monsanto Co.	271,300	21,907
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	109,500	12,310

Total		34,217

Investments	Shares	Value (000)
Financial Data & Systems 0.33%
MasterCard, Inc. Class A	13,900	$3,348

Foods 0.67%
Kellogg Co.	51,800	2,724
Kraft Foods, Inc. Class A	151,300	4,022

Total		6,746

Gold 1.13%
Barrick Gold Corp. (Canada)(a)	267,500	11,420

Healthcare Services 1.25%
Express Scripts, Inc.*	132,900	11,403
Medco Health Solutions, Inc.*	20,902	1,320

Total		12,723

Hotel/Motel 3.46%
Hyatt Hotels Corp. Class A*	49,639	1,427
Marriott International, Inc. Class A	562,378	14,464
Starwood Hotels & Resorts Worldwide, Inc.	213,800	6,846
Wynn Resorts Ltd.*	190,800	12,314

Total		35,051

Insurance: Life 0.56%
Prudential Financial, Inc.	114,500	5,708

Insurance: Multi-Line 0.94%
MetLife, Inc.	278,900	9,536

Leisure Time 1.20%
Carnival Corp. Unit*	318,300	10,195
Royal Caribbean Cruises Ltd.*	79,100	1,943

Total		12,138

Medical & Dental Instruments & Supplies 0.24%
St. Jude Medical, Inc.*	66,900	2,456

See Notes to Financial Statements.

Schedule of Investments (continued)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund) November 30, 2009

Investments	Shares	Value (000)
Medical Services 0.38%
Quest Diagnostics, Inc.	65,856	$3,816

Metal Fabricating 0.88%
Precision Castparts Corp.	85,900	8,906

Oil: Crude Producers 3.83%
Apache Corp.	76,600	7,298
Continental Resources, Inc.*	81,200	3,057
Devon Energy Corp.	71,561	4,820
EOG Resources, Inc.	60,200	5,207
Occidental Petroleum Corp.	84,900	6,859
Petrohawk Energy Corp.*	80,700	1,803
Range Resources Corp.	37,600	1,772
Southwestern Energy Co.*	84,600	3,719
XTO Energy, Inc.	100,350	4,259

Total		38,794

Oil: Integrated 6.53%
Chevron Corp.	125,400	9,786
ConocoPhillips	87,300	4,520
Exxon Mobil Corp.	258,015	19,369
Hess Corp.	216,300	12,537
Marathon Oil Corp.	35,800	1,168
Suncor Energy, Inc. (Canada)(a)	323,393	11,710
Weatherford International Ltd. (Switzerland)*(a)	428,400	7,154

Total		66,244

Oil Well Equipment & Services 2.10%
Schlumberger Ltd.	274,400	17,531
Smith International, Inc.	139,300	3,786

Total		21,317

Personal Care 2.01%
Colgate-Palmolive Co.	93,055	7,834
Procter & Gamble Co. (The)	201,497	12,563

Total		20,397

Investments	Shares	Value (000)
Pharmaceuticals 5.82%
Abbott Laboratories	198,800	$10,833
Gilead Sciences, Inc.*	150,924	6,950
Johnson & Johnson	203,200	12,769
Merck & Co., Inc.	377,100	13,655
Pfizer, Inc.	567,600	10,313
Vertex Pharmaceuticals, Inc.*	116,100	4,507

Total		59,027

Railroads 1.30%
Union Pacific Corp.	208,800	13,209

Real Estate Investment Trusts 0.59%
Host Hotels & Resorts, Inc.	570,600	6,003

Restaurants 0.27%
Darden Restaurants, Inc.	86,200	2,709

Scientific Instruments: Control & Filter 0.76%
Parker Hannifin Corp.	142,300	7,678

Scientific Instruments: Electrical 0.22%
Emerson Electric Co.	52,878	2,190

Semiconductors & Components 2.93%
Broadcom Corp. Class A*	116,100	3,390
Intel Corp.	726,700	13,953
Micron Technology, Inc.*	720,900	5,421
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	258,988	2,691
Texas Instruments, Inc.	166,200	4,203

Total		29,658

Specialty Retail 3.44%
Bed Bath & Beyond, Inc.*	120,800	4,513
Best Buy Co., Inc.	240,200	10,288
Dick’s Sporting Goods, Inc.*	532,508	11,055
Home Depot, Inc. (The)	329,700	9,021

Total		34,877

See Notes to Financial Statements.

Schedule of Investments (concluded)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund) November 30, 2009

Investments	Shares	Value (000)
Steel 0.40%
United States Steel Corp.	90,400	$4,037

Telecommunications Equipment 0.31%
Nokia Corp. ADR	236,500	3,136

Textiles Apparel & Shoes 0.49%
Coach, Inc.	144,044	5,006

Tobacco 0.23%
Altria Group, Inc.	124,200	2,336

Utilities: Electrical 0.85%
Dominion Resources, Inc.	86,800	3,158
FPL Group, Inc.	61,232	3,182
Progress Energy, Inc.	58,000	2,267

Total		8,607

Utilities: Telecommunications 1.39%
AT&T, Inc.	367,802	9,909
Verizon Communications, Inc.	132,300	4,162

Total		14,071

Total Common Stocks (cost $876,185,564)		1,000,536

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.07%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $11,115,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $11,112,777; proceeds: $10,892,405 (cost $10,892,402)	$10,892	$10,892

Total Investments in Securities 99.75% (cost $887,077,966)		1,011,428

Other Assets in Excess of Liabilities 0.25%		2,519

Net Assets 100.00%		$1,013,947

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2009

Investments	Shares	Value (000)
COMMON STOCKS 98.11%

Aerospace 3.34%
AAR Corp.*	988,564	$18,447
Curtiss-Wright Corp.	1,975,407	56,220
Moog, Inc. Class A*	931,162	24,592

Total		99,259

Air Transportation 2.71%
Atlas Air Worldwide Holdings, Inc.*	1,028,400	30,132
Bristow Group, Inc.*	1,470,644	50,473

Total		80,605

Auto Parts 1.65%
Autoliv, Inc. (Sweden)(a)	448,500	18,214
WABCO Holdings, Inc.	1,307,100	30,887

Total		49,101

Auto Services 1.05%
Cooper Tire & Rubber Co.	1,749,100	31,344

Banks: Diversified 7.13%
BancorpSouth, Inc.	495,000	11,484
City National Corp.	747,600	29,500
Columbia Banking System, Inc.	1,151,700	16,895
Cullen/Frost Bankers, Inc.	370,500	17,791
Danvers Bancorp, Inc.(b)	1,146,500	15,489
First Horizon National Corp.*	492,972	6,680
PacWest Bancorp	1,395,900	25,685
Signature Bank*	784,374	24,300
SVB Financial Group*	666,200	25,222
Texas Capital Bancshares, Inc.*	1,638,454	23,790
Whitney Holding Corp.	1,900,183	15,297

Total		212,133

Investments	Shares	Value (000)
Banks: Savings, Thrift & Mortgage Lending 1.33%
Washington Federal, Inc.	2,072,900	$39,489

Biotechnology 0.35%
Cypress Bioscience, Inc.*(b)	1,982,600	10,508

Building Materials 1.47%
Louisiana-Pacific Corp.*	2,652,800	16,554
Quanex Building Products Corp.	1,681,763	27,261

Total		43,815

Building: Roofing, Wallboard & Plumbing 0.20%
Beacon Roofing Supply, Inc.*	383,890	5,900

Chemical: Diversified 1.88%
Arch Chemicals, Inc.	936,959	25,120
Cabot Corp.	1,342,200	30,777

Total		55,897

Chemical: Specialty 0.43%
Polypore International, Inc.*	1,078,658	12,696

Commercial Finance & Mortgage Companies 2.00%
Financial Federal Corp.(b)	2,193,548	59,445

Commercial Services 2.12%
MAXIMUS, Inc.	695,600	32,338
TrueBlue, Inc.*(b)	2,529,500	30,759

Total		63,097

Commercial Services: Rental & Leasing 1.83%
GATX Corp.	1,293,450	37,342
United Rentals, Inc.*	1,838,400	16,950

Total		54,292

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2009

Investments	Shares	Value (000)
Communications Technology 3.09%
Anixter International, Inc.*	853,302	$36,880
Comtech Telecommunications Corp.*	615,256	17,682
QLogic Corp.*	2,085,500	37,414

Total		91,976

Computer Services, Software & Systems 1.01%
Rovi Corp.*	1,005,124	29,963

Construction 1.99%
Chicago Bridge & Iron Co. NV (Netherlands)(a)	2,269,500	39,921
Granite Construction, Inc.	644,100	19,304

Total		59,225

Consumer Lending 0.46%
MGIC Investment Corp.*	3,393,300	13,573

Containers & Packaging 2.60%
AptarGroup, Inc.	705,331	25,477
Greif, Inc. Class A	594,387	33,202
Silgan Holdings, Inc.	350,277	18,764

Total		77,443

Diversified Manufacturing Operations 1.17%
A. M. Castle & Co.	1,015,711	13,306
Carlisle Cos., Inc.	665,770	21,378

Total		34,684

Diversified Materials & Processing 4.64%
Hexcel Corp.*(b)	5,818,312	61,383
Koppers Holdings, Inc.(b)	1,271,100	35,909
Rogers Corp.*(b)	1,447,735	40,768

Total		138,060

Diversified Retail 1.87%
Big Lots, Inc.*	1,402,800	32,349
MSC Industrial Direct Co., Inc. Class A	436,100	20,017

Investments	Shares	Value (000)
Rush Enterprises, Inc. Class A*	300,000	$3,231

Total		55,597

Drug & Grocery Store Chains 0.36%
Susser Holdings Corp.*(b)	1,014,652	10,755

Electronic Components 0.91%
ScanSource, Inc.*	1,168,299	27,186

Electronics 0.66%
II-VI, Inc.*	690,000	19,651

Financial Data & Systems 1.02%
Jack Henry & Associates, Inc.	1,326,700	30,315

Foods 2.81%
Herbalife Ltd.	664,500	27,869
NBTY, Inc.*	1,385,183	55,601

Total		83,470

Forms & Bulk Printing Services 0.25%
Bowne & Co., Inc.	1,214,500	7,360

Healthcare Management Services 2.14%
Centene Corp.*	1,608,700	30,276
Healthspring, Inc.*	2,019,000	33,435

Total		63,711

Healthcare Services 2.15%
Gentiva Health Services, Inc.*	1,230,600	29,104
Odyssey HealthCare, Inc.*(b)	2,393,066	34,771

Total		63,875

Insurance: Multi-Line 1.14%
Max Capital Group Ltd.	1,553,080	33,842

Insurance: Property-Casualty 1.72%
Navigators Group, Inc. (The)*	450,700	21,007

See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2009

Investments	Shares	Value (000)
Insurance: Property-Casualty (continued)
Zenith National Insurance Corp.	1,056,700	$30,211

Total		51,218

Luxury Items 1.52%
Fossil, Inc.*	1,465,959	45,225

Machinery: Industrial 2.76%
EnPro Industries, Inc.*(b)	1,055,900	24,222
Kennametal, Inc.	1,506,800	33,903
Nordson Corp.	241,212	12,931
Woodward Governor Co.	476,800	11,090

Total		82,146

Medical & Dental Instruments & Supplies 2.77%
Cooper Cos., Inc. (The)	898,000	30,074
Invacare Corp.	1,234,101	30,729
Teleflex, Inc.	412,614	21,493

Total		82,296

Medical Equipment 0.76%
Greatbatch, Inc.*(b)	1,234,800	22,708

Metal Fabricating 3.31%
Kaydon Corp.	604,300	21,489
Reliance Steel & Aluminum Co.	1,422,600	58,156
RTI International Metals, Inc.*	942,000	18,661

Total		98,306

Metals & Minerals: Diversified 0.15%
Brush Engineered Materials, Inc.*	247,623	4,383

Oil: Crude Producers 2.56%
Arena Resources, Inc.*	634,700	25,953
Comstock Resources, Inc.*	638,400	23,704
Forest Oil Corp.*	782,200	14,330

Investments	Shares	Value (000)
Goodrich Petroleum Corp.*	542,823	$12,013

Total		76,000

Oil Well Equipment & Services 2.77%
Key Energy Services, Inc.*	3,169,500	24,152
Lufkin Industries, Inc.	442,399	26,619
Superior Energy Services, Inc.*	1,500,098	31,712

Total		82,483

Paints & Coatings 0.92%
Ferro Corp.(b)	4,213,300	27,260

Railroads 1.96%
Genesee & Wyoming, Inc. Class A*	815,826	25,389
Kansas City Southern*	1,149,400	32,907

Total		58,296

Real Estate Investment Trusts 1.95%
Alexandria Real Estate Equities, Inc.	555,600	31,319
Entertainment Properties Trust	840,700	26,558

Total		57,877

Scientific Instruments: Control & Filter 1.39%
Donaldson Co., Inc.	546,800	23,239
Robbins & Myers, Inc.	785,000	18,047

Total		41,286

Scientific Instruments: Electrical 2.63%
Baldor Electric Co.	1,934,998	49,826
Littelfuse, Inc.*	1,083,461	28,365

Total		78,191

Scientific Instruments: Gauges & Meters 0.13%
Itron, Inc.*	64,167	3,901

Scientific Instruments: Pollution Control 0.29%
Waste Connections, Inc.*	269,018	8,730

See Notes to Financial Statements.

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2009

Investments	Shares	Value (000)
Securities Brokerage & Services 0.76%
KBW, Inc.*	914,100	$22,478

Shipping 2.20%
Kirby Corp.*	1,295,600	43,208
UTi Worldwide, Inc.	1,712,200	22,378

Total		65,586

Specialty Retail 4.05%
AnnTaylor Stores Corp.*	1,019,700	14,255
Children’s Place Retail Stores, Inc. (The)*	800,500	25,552
Dress Barn, Inc. (The)*	1,847,561	39,667
Genesco, Inc.*	682,294	17,835
Gymboree Corp. (The)*	335,524	13,394
Pacific Sunwear of California, Inc.*	2,894,300	9,667

Total		120,370

Steel 1.04%
Commercial Metals Co.	1,280,000	20,352
Schnitzer Steel Industries, Inc. Class A	234,250	10,452

Total		30,804

Technology: Miscellaneous 1.46%
Plexus Corp.*	1,597,954	43,400

Telecommunications Equipment 0.36%
Arris Group, Inc.*	1,063,400	10,623

Transportation: Miscellaneous 1.06%
Hub Group, Inc. Class A*	1,189,705	31,468

Truckers 1.58%
Heartland Express, Inc.	2,617,514	38,608
Knight Transportation, Inc.	501,000	8,522

Total		47,130

Investments	Shares	Value (000)
Utilities: Electrical 1.06%
Otter Tail Corp.	1,375,000	$31,666

Utilities: Gas Distributors 1.19%
New Jersey Resources Corp.	466,800	16,445
Northwest Natural Gas Co.	174,460	7,481
UGI Corp.	487,200	11,439

Total		35,365

Total Common Stocks (cost $2,674,179,355)		2,917,463

	Principal Amount (000)
SHORT-TERM INVESTMENT 2.43%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $73,780,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $73,765,244; proceeds: $72,314,385 (cost $72,314,365)	$72,314	72,314

Total Investments in Securities 100.54% (cost $2,746,493,720)		2,989,777

Liabilities in Excess of Other Assets (0.54%)		(16,042)

Net Assets 100.00%		$2,973,735

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Affiliated issuer (holding represents 5% or more of the underlying issuer’s outstanding voting shares). (See Note 10).

See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2009

	Classic Stock Fund*	Small Cap Value Fund
ASSETS:
Investments in unaffiliated issuers, at cost	$887,077,966	$2,340,500,937
Investments in affiliated issuers, at cost	–	405,992,783
Investments in unaffiliated issuers, at value	$1,011,428,159	$2,615,799,775
Investments in affiliated issuers, at value	–	373,977,780
Receivables:
Interest and dividends	2,640,044	2,316,019
Investment securities sold	712,376	1,122,135
Capital shares sold	1,437,332	1,215,247
From advisor (See Note 3)	251,629	–
Prepaid expenses and other assets	75,541	117,221
Total assets	1,016,545,081	2,994,548,177
LIABILITIES:
Payables:
Investment securities purchased	–	11,800,235
Capital shares reacquired	1,278,404	5,165,493
Management fee	564,736	1,805,431
12b-1 distribution fees	280,277	600,233
Directors’ fees	102,177	346,059
Fund administration	32,348	98,620
To affiliates (See Note 3)	27,592	23,247
Accrued expenses and other liabilities	312,603	973,991
Total liabilities	2,598,137	20,813,309
NET ASSETS	$1,013,946,944	$2,973,734,868
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,008,026,100	$3,353,911,651
Undistributed (distributions in excess of) net investment income	6,184,524	(346,059)
Accumulated net realized loss on investments and foreign currency related transactions	(124,613,845)	(623,114,559)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	124,350,165	243,283,835
Net Assets	$1,013,946,944	$2,973,734,868
*	Formerly, Large Cap Core Fund

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2009

	Classic Stock Fund*	Small Cap Value Fund
Net assets by class:
Class A Shares	$595,557,336	$1,393,870,100
Class B Shares	$46,266,669	$15,917,021
Class C Shares	$89,787,282	$46,275,295
Class F Shares	$10,723,256	$22,387,336
Class I Shares	$264,418,062	$1,231,290,872
Class P Shares	$4,225,999	$261,913,716
Class R2 Shares	$729,943	$85,692
Class R3 Shares	$2,238,397	$1,994,836
Outstanding shares by class:
Class A Shares (200 million and 300 million shares of common stock authorized, respectively, $.001 par value)	23,071,019	60,938,757
Class B Shares (30 million shares of common stock authorized per Fund, $.001 par value)	1,882,017	796,953
Class C Shares (20 million shares of common stock authorized per Fund, $.001 par value)	3,640,977	2,312,274
Class F Shares (30 million shares of common stock authorized per Fund, $.001 par value)	416,223	982,030
Class I Shares (30 million and 200 million shares of common stock authorized, respectively, $.001 par value)	10,208,456	50,943,991
Class P Shares (20 million and 50 million shares of common stock authorized, respectively, $.001 par value)	163,133	11,559,331
Class R2 Shares (30 million shares of common stock authorized per Fund, $.001 par value)	28,312	3,763
Class R3 Shares (30 million shares of common stock authorized per Fund, $.001 par value)	87,314	87,773
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$25.81	$22.87
Class A shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$27.38	$24.27
Class B Shares-Net asset value	$24.58	$19.97
Class C Shares-Net asset value	$24.66	$20.01
Class F Shares-Net asset value	$25.76	$22.80
Class I Shares-Net asset value	$25.90	$24.17
Class P Shares-Net asset value	$25.91	$22.66
Class R2 Shares-Net asset value	$25.78	$22.77
Class R3 Shares-Net asset value	$25.64	$22.73
*	Formerly, Large Cap Core Fund

See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2009

	Classic Stock Fund*	Small Cap Value Fund
Investment income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $70,074 and $0, respectively)	$16,955,924	$27,264,718
Dividends from affiliated issuers	–	3,470,592
Interest	1,227	3,287
Total investment income	16,957,151	30,738,597
Expenses:
Management fee	5,985,432	19,592,452
12b-1 distribution plan-Class A	1,819,710	3,796,573
12b-1 distribution plan-Class B	425,648	192,696
12b-1 distribution plan-Class C	732,400	448,198
12b-1 distribution plan-Class F	7,038	15,293
12b-1 distribution plan-Class P	18,443	1,078,536
12b-1 distribution plan-Class R2	1,564	186
12b-1 distribution plan-Class R3	4,160	7,505
Shareholder servicing	1,487,196	3,307,261
Professional	52,498	73,043
Reports to shareholders	81,619	194,634
Fund administration	342,082	1,062,518
Custody	16,689	33,699
Directors’ fees	34,177	106,710
Registration	119,635	162,572
Subsidy (See Note 3)	543,169	359,470
Other	32,116	97,739
Gross expenses	11,703,576	30,529,085
Expense reductions (See Note 8)	(2,376)	(7,436)
Expenses reimbursed by advisor (See Note 3)	(1,852,869)	–
Net expenses	9,848,331	30,521,649
Net investment income	7,108,820	216,948
Net realized and unrealized gain (loss):
Net realized loss on investments and foreign currency related transactions in unaffiliated issuers	(98,307,655)	(381,367,305)
Net realized loss from investments in affiliated issuers	–	(44,328,934)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	290,175,757	1,032,699,640
Net realized and unrealized gain	191,868,102	607,003,401
Net Increase in Net Assets Resulting From Operations	$198,976,922	$607,220,349
*Formerly,	Large Cap Core Fund

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Classic Stock Fund*
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$7,108,820	$7,672,170
Net realized loss on investments and foreign currency related transactions	(98,307,655)	(25,113,558)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	290,175,757	(342,198,180)
Net increase (decrease) in net assets resulting from operations	198,976,922	(359,639,568)
Distributions to shareholders from:
Net investment income
Class A	(5,401,756)	(3,155,079)
Class B	(94,166)	–
Class C	(213,419)	(213)
Class F	(35,711)	(75)
Class I	(2,611,149)	(1,788,108)
Class P	(42,070)	(27,794)
Class R2	(92)	(62)
Class R3	(4,089)	(65)
Net realized gain
Class A	–	(45,902,460)
Class B	–	(5,038,767)
Class C	–	(6,414,106)
Class F	–	(641)
Class I	–	(14,754,489)
Class P	–	(467,166)
Class R2	–	(636)
Class R3	–	(636)
Total distributions to shareholders	(8,402,452)	(77,550,297)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	242,152,444	240,750,598
Reinvestment of distributions	8,077,468	73,284,004
Cost of shares reacquired	(211,925,344)	(196,584,191)
Net increase in net assets resulting from capital share transactions	38,304,568	117,450,411
Net increase (decrease) in net assets	228,879,038	(319,739,454)
NET ASSETS:
Beginning of year	$785,067,906	$1,104,807,360
End of year	$1,013,946,944	$785,067,906
Undistributed net investment income	$6,184,524	$7,476,830
*	Formerly, Large Cap Core Fund

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Small Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$216,948	$8,365,255
Net realized loss on investments in affiliated and unaffiliated issuers	(425,696,239)	(193,928,539)
Net change in unrealized appreciation/depreciation on investments	1,032,699,640	(1,200,260,791)
Net increase (decrease) in net assets resulting from operations	607,220,349	(1,385,824,075)
Distributions to shareholders from:
Net investment income
Class A	(3,137,149)	(2,398,135)
Class B	–	–
Class C	–	–
Class F	(9,246)	(40)
Class I	(6,356,879)	(5,001,838)
Class P	(167,693)	–
Class R2	(33)	–
Class R3	(6,917)	–
Net realized gain
Class A	–	(329,757,267)
Class B	–	(9,462,347)
Class C	–	(13,963,606)
Class F	–	(1,441)
Class I	–	(171,217,383)
Class P	–	(60,147,299)
Class R2	–	–
Class R3	–	–
Total distributions to shareholders	(9,677,917)	(591,949,356)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	543,109,742	1,077,676,982
Reinvestment of distributions	8,991,931	545,622,341
Cost of shares reacquired	(637,215,260)	(1,202,896,823)
Cost of redemption in-kind (See Note 6)	–	(53,360,378)
Net increase (decrease) in net assets resulting from capital share transactions	(85,113,587)	367,042,122
Net increase (decrease) in net assets	512,428,845	(1,610,731,309)
NET ASSETS:
Beginning of year	$2,461,306,023	$4,072,037,332
End of year	$2,973,734,868	$2,461,306,023
Undistributed (distributions in excess of) net investment income	$(346,059)	$7,996,182

See Notes to Financial Statements.

Financial Highlights

CLASSIC STOCK FUND (formerly, Large Cap Core Fund)

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$20.90	$32.95	$30.64	$28.66	$28.42

Investment operations:

Net investment income(a)	.18	.21	.16	.18	.15

Net realized and unrealized gain (loss)	4.95	(9.98)	3.40	3.00	1.10

Total from investment operations	5.13	(9.77)	3.56	3.18	1.25

Distributions to shareholders from:

Net investment income	(.22)	(.15)	(.17)	(.10)	(.17)

Net realized gain	–	(2.13)	(1.08)	(1.10)	(.84)

Total distributions	(.22)	(2.28)	(1.25)	(1.20)	(1.01)

Net asset value, end of year	$25.81	$20.90	$32.95	$30.64	$28.66

Total Return(b)	24.84%	(31.78)%	12.05%	11.50%	4.49%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.15%	1.30%	1.30%	1.30%	1.30%

Expenses, including expense reductions and expenses reimbursed	1.15%	1.30%	1.30%	1.30%	1.30%

Expenses, excluding expense reductions and expenses reimbursed	1.37%	1.33%	1.31%	1.33%	1.32%

Net investment income	.84%	.77%	.50%	.63%	.53%

Supplemental Data:
Net assets, end of year (000)	$595,557	$494,847	$707,266	$645,539	$523,322

Portfolio turnover rate	55.20%	36.96%	44.97%	39.51%	44.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund)

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$19.86	$31.47	$29.34	$27.56	$27.38

Investment operations:

Net investment income (loss)(a)	.04	.03	(.05)	(.01)	(.03)

Net realized and unrealized gain (loss)	4.72	(9.51)	3.26	2.89	1.05

Total from investment operations	4.76	(9.48)	3.21	2.88	1.02

Distributions to shareholders from:

Net investment income	(.04)	–	–	–	– (b)

Net realized gain	–	(2.13)	(1.08)	(1.10)	(.84)

Total distributions	(.04)	(2.13)	(1.08)	(1.10)	(.84)

Net asset value, end of year	$24.58	$19.86	$31.47	$29.34	$27.56

Total Return(c)	24.04%	(32.23)%	11.29%	10.80%	3.78%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.80%	1.95%	1.95%	1.95%	1.95%

Expenses, including expense reductions and expenses reimbursed	1.80%	1.95%	1.95%	1.95%	1.95%

Expenses, excluding expense reductions and expenses reimbursed	2.02%	1.98%	1.96%	1.98%	1.97%

Net investment income (loss)	.19%	.11%	(.15)%	(.02)%	(.11)%

Supplemental Data:
Net assets, end of year (000)	$46,267	$43,374	$74,005	$78,277	$81,373

Portfolio turnover rate	55.20%	36.96%	44.97%	39.51%	44.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund)

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$19.94	$31.59	$29.44	$27.66	$27.47

Investment operations:

Net investment income (loss)(a)	.04	.03	(.05)	– (b)	(.03)

Net realized and unrealized gain (loss)	4.74	(9.55)	3.28	2.88	1.06

Total from investment operations	4.78	(9.52)	3.23	2.88	1.03

Distributions to shareholders from:

Net investment income	(.06)	– (b)	–	–	– (b)

Net realized gain	–	(2.13)	(1.08)	(1.10)	(.84)

Total distributions	(.06)	(2.13)	(1.08)	(1.10)	(.84)

Net asset value, end of year	$24.66	$19.94	$31.59	$29.44	$27.66

Total Return(c)	24.08%	(32.24)%	11.32%	10.76%	3.81%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.80%	1.95%	1.95%	1.95%	1.95%

Expenses, including expense reductions and expenses reimbursed	1.80%	1.95%	1.95%	1.95%	1.95%

Expenses, excluding expense reductions and expenses reimbursed	2.02%	1.98%	1.96%	1.98%	1.97%

Net investment income (loss)	.18%	.12%	(.15)%	(.02)%	(.12)%

Supplemental Data:
Net assets, end of year (000)	$89,787	$65,200	$94,948	$86,535	$73,328

Portfolio turnover rate	55.20%	36.96%	44.97%	39.51%	44.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund)

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$20.88	$32.96	$33.52

Investment operations:

Net investment income(b)	.22	.32	.05

Net realized and unrealized gain (loss)	4.96	(10.02)	(.61)

Total from investment operations	5.18	(9.70)	(.56)

Distributions to shareholders from:

Net investment income	(.30)	(.25)	–

Net realized gain	–	(2.13)	–

Total distributions	(.30)	(2.38)	–

Net asset value, end of period	$25.76	$20.88	$32.96

Total Return(c)	25.19%	(31.64)%	(1.67	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.86%	1.05%	.18	%(d)

Expenses, including expense reductions and expenses reimbursed	.86%	1.04%	.18	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.10%	1.11%	.19	%(d)

Net investment income	.96%	1.25%	.16	%(d)

Supplemental Data:
Net assets, end of period (000)	$10,723	$2,453	$10

Portfolio turnover rate	55.20%	36.96%	44.97%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund)

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$20.99	$33.08	$30.76	$28.74	$28.50

Investment operations:

Net investment income(a)	.26	.31	.26	.29	.24

Net realized and unrealized gain (loss)	4.96	(10.01)	3.41	3.01	1.11

Total from investment operations	5.22	(9.70)	3.67	3.30	1.35

Distributions to shareholders from:

Net investment income	(.31)	(.26)	(.27)	(.18)	(.27)

Net realized gain	–	(2.13)	(1.08)	(1.10)	(.84)

Total distributions	(.31)	(2.39)	(1.35)	(1.28)	(1.11)

Net asset value, end of year	$25.90	$20.99	$33.08	$30.76	$28.74

Total Return(b)	25.28%	(31.53)%	12.40%	11.92%	4.83%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.79%	.95%	.95%	.95%	.95%

Expenses, including expense reductions and expenses reimbursed	.79%	.95%	.95%	.95%	.95%

Expenses, excluding expense reductions and expenses reimbursed	1.01%	.98%	.96%	.98%	.98%

Net investment income	1.17%	1.13%	.84%	.99%	.84%

Supplemental Data:
Net assets, end of year (000)	$264,418	$174,231	$221,345	$202,879	$135,677

Portfolio turnover rate	55.20%	36.96%	44.97%	39.51%	44.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund)

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$20.96	$33.05	$30.65	$28.70	$28.50

Investment operations:

Net investment income(a)	.17	.18	.12	.15	.10

Net realized and unrealized gain (loss)	4.97	(10.01)	3.42	3.01	1.12

Total from investment operations	5.14	(9.83)	3.54	3.16	1.22

Distributions to shareholders from:

Net investment income	(.19)	(.13)	(.06)	(.11)	(.18)

Net realized gain	–	(2.13)	(1.08)	(1.10)	(.84)

Total distributions	(.19)	(2.26)	(1.14)	(1.21)	(1.02)

Net asset value, end of year	$25.91	$20.96	$33.05	$30.65	$28.70

Total Return(b)	24.75%	(31.85)%	11.93%	11.40%	4.38%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.27%	1.40%	1.40%	1.40%	1.40%

Expenses, including expense reductions and expenses reimbursed	1.27%	1.40%	1.40%	1.40%	1.40%

Expenses, excluding expense reductions and expenses reimbursed	1.47%	1.43%	1.41%	1.43%	1.43%

Net investment income	.76%	.66%	.38%	.53%	.37%

Supplemental Data:
Net assets, end of year (000)	$4,226	$4,635	$7,214	$7,314	$6,749

Portfolio turnover rate	55.20%	36.96%	44.97%	39.51%	44.86%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund)

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$20.91	$32.93	$33.52

Investment operations:

Net investment income(b)	.12	.28	.03

Net realized and unrealized gain (loss)	5.04	(9.96)	(.62)

Total from investment operations	5.16	(9.68)	(.59)

Distributions to shareholders from:

Net investment income	(.29)	(.21)	–

Net realized gain	–	(2.13)	–

Total distributions	(.29)	(2.34)	–

Net asset value, end of period	$25.78	$20.91	$32.93

Total Return(c)	25.03%	(31.57)%	(1.76	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.21%	1.04%	.26	%(d)

Expenses, including expense reductions and expenses reimbursed	1.21%	1.04%	.26	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.56%	1.07%	.26	%(d)

Net investment income	.50%	1.04%	.08	%(d)

Supplemental Data:
Net assets, end of period (000)	$730	$7	$10

Portfolio turnover rate	55.20%	36.96%	44.97%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

CLASSIC STOCK FUND (formerly, Large Cap Core Fund)

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$20.82	$32.94	$33.52

Investment operations:

Net investment income(b)	.16	.22	.03

Net realized and unrealized gain (loss)	4.92	(9.99)	(.61)

Total from investment operations	5.08	(9.77)	(.58)

Distributions to shareholders from:

Net investment income	(.26)	(.22)	–

Net realized gain	–	(2.13)	–

Total distributions	(.26)	(2.35)	–

Net asset value, end of period	$25.64	$20.82	$32.94

Total Return(c)	24.70%	(31.86)%	(1.73	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.21%	1.42%	.24	%(d)

Expenses, including expense reductions and expenses reimbursed	1.21%	1.42%	.24	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.49%	1.48%	.25	%(d)

Net investment income	.70%	.88%	.10	%(d)

Supplemental Data:
Net assets, end of period (000)	$2,238	$321	$10

Portfolio turnover rate	55.20%	36.96%	44.97%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

SMALL CAP VALUE FUND

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$18.32	$33.10	$34.60	$31.40	$29.54

Investment operations:

Net investment income (loss)(a)	(.02)	.04	.04	(.02)	(.09)

Net realized and unrealized gain (loss)	4.62	(9.97)	2.99	6.09	4.60

Total from investment operations	4.60	(9.93)	3.03	6.07	4.51

Distributions to shareholders from:

Net investment income	(.05)	(.04)	–	–	–

Net realized gain	–	(4.81)	(4.53)	(2.87)	(2.65)

Total distributions	(.05)	(4.85)	(4.53)	(2.87)	(2.65)

Net asset value, end of year	$22.87	$18.32	$33.10	$34.60	$31.40

Total Return(b)	25.15%	(34.96)%	10.08%	21.14%	16.78%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.24%	1.23%	1.23%	1.23%	1.31%

Expenses, excluding expense reductions	1.24%	1.23%	1.23%	1.24%	1.31%

Net investment income (loss)	(.08)%	.17%	.13%	(.06)%	(.31)%

Supplemental Data:
Net assets, end of year (000)	$1,393,870	$1,216,253	$2,287,085	$2,367,218	$1,714,898

Portfolio turnover rate	68.63%	77.87%	61.44%	71.14%	71.25%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$16.07	$29.78	$31.77	$29.25	$27.87

Investment operations:

Net investment loss(a)	(.12)	(.12)	(.17)	(.23)	(.27)

Net realized and unrealized gain (loss)	4.02	(8.78)	2.71	5.62	4.30

Total from investment operations	3.90	(8.90)	2.54	5.39	4.03

Distributions to shareholders from:

Net realized gain	–	(4.81)	(4.53)	(2.87)	(2.65)

Net asset value, end of year	$19.97	$16.07	$29.78	$31.77	$29.25

Total Return(b)	24.27%	(35.41)%	9.33%	20.29%	15.99%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.94%	1.93%	1.93%	1.92%	1.95%

Expenses, excluding expense reductions	1.94%	1.93%	1.93%	1.93%	1.95%

Net investment loss	(.73)%	(.54)%	(.58)%	(.77)%	(1.03)%

Supplemental Data:
Net assets, end of year (000)	$15,917	$25,955	$58,676	$71,741	$113,208

Portfolio turnover rate	68.63%	77.87%	61.44%	71.14%	71.25%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$16.10	$29.83	$31.82	$29.29	$27.90

Investment operations:

Net investment loss(a)	(.13)	(.12)	(.17)	(.22)	(.26)

Net realized and unrealized gain (loss)	4.04	(8.80)	2.71	5.62	4.30

Total from investment operations	3.91	(8.92)	2.54	5.40	4.04

Distributions to shareholders from:

Net realized gain	–	(4.81)	(4.53)	(2.87)	(2.65)

Net asset value, end of year	$20.01	$16.10	$29.83	$31.82	$29.29

Total Return(b)	24.29%	(35.42)%	9.32%	20.30%	16.01%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.94%	1.93%	1.93%	1.93%	1.95%

Expenses, excluding expense reductions	1.94%	1.93%	1.93%	1.93%	1.96%

Net investment loss	(.77)%	(.53)%	(.58)%	(.76)%	(.99)%

Supplemental Data:
Net assets, end of year (000)	$46,275	$46,307	$86,971	$91,715	$91,195

Portfolio turnover rate	68.63%	77.87%	61.44%	71.14%	71.25%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$18.30	$33.11	$33.61

Investment operations:

Net investment income (loss)(b)	– (c)	.08	.01

Net realized and unrealized gain (loss)	4.62	(9.95)	(.51)

Total from investment operations	4.62	(9.87)	(.50)

Distributions to shareholders from:

Net investment income	(.12)	(.13)	–

Net realized gain	–	(4.81)	–

Total distributions	(.12)	(4.94)	–

Net asset value, end of period	$22.80	$18.30	$33.11

Total Return(d)	25.39%	(34.82)%	(1.49	)%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.03%	1.04%	.18	%(e)

Expenses, excluding expense reductions	1.03%	1.04%	.18	%(e)

Net investment income (loss)	(.02)%	.32%	.04	%(e)

Supplemental Data:
Net assets, end of period (000)	$22,387	$1,425	$10

Portfolio turnover rate	68.63%	77.87%	61.44%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$19.38	$34.75	$36.00	$32.46	$30.36

Investment operations:

Net investment income(a)	.05	.13	.14	.08	.02

Net realized and unrealized gain (loss)	4.87	(10.55)	3.14	6.33	4.73

Total from investment operations	4.92	(10.42)	3.28	6.41	4.75

Distributions to shareholders from:

Net investment income	(.13)	(.14)	—	—	—

Net realized gain	—	(4.81)	(4.53)	(2.87)	(2.65)

Total distributions	(.13)	(4.95)	(4.53)	(2.87)	(2.65)

Net asset value, end of year	$24.17	$19.38	$34.75	$36.00	$32.46

Total Return(b)	25.55%	(34.77)%	10.42%	21.53%	17.14%

Ratios to Average Net Assets:

Expenses, including expense reductions	.94%	.93%	.93%	.93%	.96%

Expenses, excluding expense reductions	.94%	.93%	.93%	.93%	.96%

Net investment income	.21%	.48%	.43%	.25%	.05%

Supplemental Data:
Net assets, end of year (000)	$1,231,291	$942,604	$1,227,169	$1,045,397	$632,444

Portfolio turnover rate	68.63%	77.87%	61.44%	71.14%	71.25%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$18.15	$32.84	$34.40	$31.28	$29.47

Investment operations:

Net investment income (loss)(a)	(.05)	.01	(.01)	(.06)	(.11)

Net realized and unrealized gain (loss)	4.57	(9.89)	2.98	6.05	4.57

Total from investment operations	4.52	(9.88)	2.97	5.99	4.46

Distributions to shareholders from:

Net investment income	(.01)	—	—	—	—

Net realized gain	—	(4.81)	(4.53)	(2.87)	(2.65)

Total distributions	(.01)	(4.81)	(4.53)	(2.87)	(2.65)

Net asset value, end of year	$22.66	$18.15	$32.84	$34.40	$31.28

Total Return(b)	24.94%	(35.04)%	9.95%	20.95%	16.68%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.39%	1.38%	1.38%	1.38%	1.41%

Expenses, excluding expense reductions	1.39%	1.38%	1.38%	1.38%	1.41%

Net investment income (loss)	(.23)%	.02%	(.03)%	(.20)%	(.39)%

Supplemental Data:
Net assets, end of year (000)	$261,914	$227,658	$412,127	$447,775	$328,055

Portfolio turnover rate	68.63%	77.87%	61.44%	71.14%	71.25%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SMALL CAP VALUE FUND

	Class R2 Shares
	Year Ended 11/30/2009	3/24/2008 (a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$18.29	$25.99

Investment operations:

Net investment loss(b)	(.10)	(.02)

Net realized and unrealized gain (loss)	4.62	(7.68)

Total from investment operations	4.52	(7.70)

Distributions to shareholders from:

Net investment income	(.04)	–

Net asset value, end of period	$22.77	$18.29

Total Return(c)	24.77%	(29.63	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.52%	1.03	%(d)

Expenses, excluding expense reductions	1.52%	1.04	%(d)

Net investment loss	(.48)%	(.07	)%(d)

Supplemental Data:
Net assets, end of period (000)	$86	$14

Portfolio turnover rate	68.63%	77.87%
(a)	Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

SMALL CAP VALUE FUND

	Class R3 Shares
	Year Ended 11/30/2009	3/24/2008 (a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$18.29	$25.99

Investment operations:

Net investment income (loss)(b)	(.06)	.02

Net realized and unrealized gain (loss)	4.60	(7.72)

Total from investment operations	4.54	(7.70)

Distributions to shareholders from:

Net investment income	(.10)	–

Net asset value, end of period	$22.73	$18.29

Total Return(c)	24.94%	(29.63	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.44%	1.00	%(d)

Expenses, excluding expense reductions	1.44%	1.00	%(d)

Net investment income (loss)	(.30)%	.07	%(d)

Supplemental Data:
Net assets, end of period (000)	$1,995	$1,090

Portfolio turnover rate	68.63%	77.87%
(a)	Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company, incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Classic Stock Fund (“Classic Stock Fund”; formerly, Lord Abbett Large-Cap Core Fund (“Large Cap Core Fund”)) and Small-Cap Value Series (“Small Cap Value Fund”). Effective July 1, 2009, Lord Abbett Large Cap Core Fund changed its name to Lord Abbett Classic Stock Fund.

Classic Stock Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) for certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25 th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Small Cap Value Fund is open to certain new investors on a limited basis as set forth in the Fund’s prospectus. The Funds’ Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Funds’ prospectuses. Effective March 31, 2010, each of the Funds of the Company will no longer offer Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended November 30, 2006 through November 30, 2009. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions-The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Funds’ Statements of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Funds’ Statements of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the

Notes to Financial Statements (continued)

seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–In accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing each Fund’s investments carried at value:

	Classic Stock Fund				Small Cap Value Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,000,536	$–	$–	$1,000,536	$2,917,463	$–	$–	$2,917,463
Repurchase Agreement	–	10,892	–	10,892	–	72,314	–	72,314
Total	$1,000,536	$10,892	$–	$1,011,428	$2,917,463	$72,314	$–	$2,989,777
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

Notes to Financial Statements (continued)

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Classic Stock Fund:
First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended November 30, 2009, the effective management fee paid to Lord Abbett, with respect to the Classic Stock Fund, was at an annualized rate of .70% of the Fund’s average daily net assets.

Small Cap Value Fund:
First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2009, the effective management fee paid to Lord Abbett, with respect to the Small Cap Value Fund, was at an annualized rate of .74% of the Fund’s average daily net assets.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse Classic Stock Fund’s expenses to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse Classic Stock Fund based on the same rates in effect at December 1, 2008. Effective July 1, 2009, Lord Abbett voluntarily agreed to reimburse Classic Stock Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annual rates:

Class	Effective Date:
	December 1, 2008	July 1, 2009
	% of Average Daily Net Assets
A	1.30%	.98%
B	1.95%	1.63%
C	1.95%	1.63%
F	1.05%	.73%
I	.95%	.63%
P	1.40%	1.08%
R2	1.55%	1.23%
R3	1.45%	1.13%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time for all classes of Classic Stock Fund.

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund’s average daily net assets.

Classic Stock Fund and Small Cap Value Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fee and distribution and service fees) of the Fund of Funds in

Notes to Financial Statements (continued)

proportion to the average daily value of the Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2009, the percentages of Classic Stock Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Growth & Income Strategy Fund and Lord Abbett Global Allocation Fund were 13.00%, 2.51%, 6.64% and 0.78%, respectively.

As of November 30, 2009, the percentage of Small Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 3.55%.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%		.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	(1)	.75%	.75%	.10%	.20%	.35%	.25%
*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	In the case of Small Cap Value Fund, the Class A Distribution Fee is .05%.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2009:

	Distributor Commissions	Dealers’ Concessions
Classic Stock Fund	$362,819	$1,956,213
Small Cap Value Fund	16,072	87,479

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2009:

	Class A	Class C
Classic Stock Fund	$1,871	$13,307
Small Cap Value Fund	1,450	2,038

Two Directors and certain of the Funds’ officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semiannually for Classic Stock Fund and at least annually for Small Cap Value Fund. Effective December 1, 2009, dividends from net investment income, if any, will be declared and paid at least annually for Classic Stock Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital

Notes to Financial Statements (continued)

loss carryforward amounts, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On December 16, 2009, a net investment income distribution of approximately $6,358,000 was declared by Classic Stock Fund. The distribution was paid December 18, 2009 to shareholders of record on December 17, 2009.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008, was as follows:

	Classic Stock Fund		Small Cap Value Fund
	Year Ended 11/30/2009	Year Ended 11/30/2008	Year Ended 11/30/2009	Year Ended 11/30/2008
Distributions paid from:
Ordinary income	$8,402,452	$12,030,614	$9,677,917	$129,921,565
Net long-term capital gains	–	65,519,683	–	462,027,791
Total distributions paid	$8,402,452	$77,550,297	$9,677,917	$591,949,356

As of November 30, 2009, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Classic Stock Fund	Small Cap Value Fund
Undistributed ordinary income – net	$6,286,701	$–
Total undistributed earnings	$6,286,701	$–
Capital loss carryforwards*	(121,940,840)	(618,451,133)
Temporary differences	(102,177)	(346,059)
Unrealized gains – net	121,677,160	238,620,409
Total accumulated gains (losses) – net	$5,920,844	$(380,176,783)
*As	of November 30, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	Total
Classic Stock Fund	$23,315,627	$98,625,213	$121,940,840
Small Cap Value Fund	189,426,175	429,024,958	618,451,133

As of November 30, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Classic Stock Fund	Small Cap Value Fund
Tax cost	$889,750,971	$2,751,157,146
Gross unrealized gain	159,165,123	412,264,232
Gross unrealized loss	(37,487,935)	(173,643,823)
Net unrealized security gain	$121,677,188	$238,620,409

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended November 30, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Classic Stock Fund	$1,326	$(1,326)	$–
Small Cap Value Fund	1,118,728	(16,871)	(1,101,857)

The permanent differences are attributable to the tax treatment of certain distributions paid and received.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2009 were as follows:

	Purchases	Sales
Classic Stock Fund	$513,887,450	$464,398,804
Small Cap Value Fund	1,770,011,947	1,789,648,927

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2009.

6.    REDEMPTION IN-KIND

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payments for a redemption of Fund shares (“redemption in-kind”). For financial reporting purposes, the Fund recognizes a gain on redemption in-kind to the extent the value of the distributed securities exceeds their costs; each Fund recognizes a loss if the cost exceeds value. During the fiscal year ended November 30, 2008, shareholders of the Small Cap Value Fund redeemed Fund shares in exchange for Fund portfolio securities. The amount is included in Capital share transactions on the Statements of Changes in Net Assets.

7.    DIRECTORS’ REMUNERATION

The Company’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.    EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

9.    LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% (.08% prior to December 5, 2008) of the amount available under the Facility to .15%. This amount is included in Other Expenses on the Funds’ Statement of Operations. In connection with the renewal, the Funds paid an upfront commitment fee of .05% on December 4, 2009. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2009.

10.    TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. Small Cap Value Fund had the following transactions with affiliated issuers during the fiscal year ended November 30, 2009:

Affiliated Issuer	Balance of Shares Held at 11/30/2008	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2009	Value at 11/30/2009	Net Realized Gain (Loss) 12/1/2008 to 11/30/2009(a)	Dividend Income 12/1/2008 to 11/30/2009(a)
AAR Corp.(c)	2,331,364	–	(1,342,800)	988,564	$–	$(5,302,430)	$–
Anixter International, Inc.(c)	2,115,002	45,000	(1,306,700)	853,302	–	(10,216,796)	–
Black Hills Corp.(c)	1,994,878	–	(1,994,878)	–	–	(1,786,326)	–
Boston Beer Co., Inc. (The) Class A(b) (c)	412,739	134,200	(546,939)	–	–	(138,712)	–
Bristow Group, Inc. (b) (c)	1,297,046	198,797	(25,199)	1,470,644	–	(369,482)	–
Carlisle Cos., Inc.(c)	3,652,970	–	(2,987,200)	665,770	–	(9,684,590)	–
Curtiss-Wright Corp(c)	2,982,655	17,400	(1,024,648)	1,975,407	–	(7,709,664)	474,265
Cypress Bioscience, Inc.(b)	–	1,982,600	–	1,982,600	10,507,780	–	–
Danvers Bancorp., Inc.(b)	–	1,146,500	–	1,146,500	15,489,215	–	22,930
Enpro Industries, Inc.(b)	306,300	749,600	–	1,055,900	24,222,346	–	–
Ferro Corp.(b)	–	4,213,300	–	4,213,300	27,260,051	–	–
Financial Federal Corp.	2,266,148	38,900	(111,500)	2,193,548	59,445,151	(194,612)	1,383,029
Greatbatch, Inc.(b)	–	1,234,800	–	1,234,800	22,707,972	–	–
Hexcel Corp.(b)	4,058,829	1,759,483	–	5,818,312	61,383,192	–	–
Koppers Holdings, Inc.	1,141,000	590,200	(460,100)	1,271,100	35,908,575	3,442,237	1,308,984
Odyssey Healthcare, Inc.	2,925,000	–	(531,934)	2,393,066	34,771,249	1,681,389	–
Quanex Building Products Corp.(c)	2,467,229	34,594	(820,060)	1,681,763	–	(801,506)	281,384
Rogers Corp.	1,604,535	6,600	(163,400)	1,447,735	40,768,218	(4,949,197)	–
ScanSource, Inc.(c)	2,167,999	–	(999,700)	1,168,299	–	(2,141,897)	–
Skilled Healthcare Group, Inc. Class A(c)	1,797,300	–	(1,797,300)	–	–	(5,708,468)	–
Susser Holdings Corp.	1,093,152	–	(78,500)	1,014,652	10,755,311	(448,880)	–
TrueBlue, Inc.(b)	–	2,529,500	–	2,529,500	30,758,720	–	–
Total					$373,977,780	$(44,328,934)	$3,470,592
(a)	Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.
(b)	Not an affiliated issuer as of November 30, 2008.
(c)	No longer an affiliated issuer as of November 30, 2009.

Notes to Financial Statements (continued)

11.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.    INVESTMENT RISKS

Classic Stock Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Due to its investment in multinational companies the Fund may experience increased market, liquidity, currency, politcal, information and other risks.

Small Cap Value Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks and small company value stocks may perform differently than the market as a whole and other types of stocks such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks. Also, if a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund’s performance.

13.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Classic Stock Fund
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,970,404	$151,477,796	6,145,233	$159,595,132
Converted from Class B*	274,301	5,912,683	197,247	5,441,049
Reinvestment of distributions	252,444	5,154,883	1,563,557	47,219,436
Shares reacquired	(8,106,303)	(174,425,425)	(5,691,420)	(150,155,336)
Increase (decrease)	(609,154)	$(11,880,063)	2,214,617	$62,100,281

Notes to Financial Statements (continued)

Classic Stock Fund
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	490,412	$10,115,909	459,358	$12,000,175
Reinvestment of distributions	4,153	81,238	148,532	4,289,609
Shares reacquired	(510,237)	(10,473,790)	(568,491)	(14,673,345)
Converted to Class A*	(286,405)	(5,912,683)	(206,859)	(5,441,049)
Decrease	(302,077)	$(6,189,326)	(167,460)	$(3,824,610)

Class C Shares
Shares sold	1,248,989	$25,930,987	965,997	$24,954,020
Reinvestment of distributions	7,819	153,406	163,366	4,737,589
Shares reacquired	(885,430)	(17,996,500)	(865,196)	(22,126,501)
Increase	371,378	$8,087,893	264,167	$7,565,108

Class F Shares
Shares sold	400,767	$7,640,454	128,943.671	$3,586,318
Reinvestment of distributions	1,625	33,040	24.000	711
Shares reacquired	(103,618)	(2,369,408)	(11,819.000)	(290,682)
Increase	298,774	$5,304,086	117,148.671	$3,296,347

Class I Shares
Shares sold	1,999,017	$43,743,052	1,378,033	$39,074,820
Reinvestment of distributions	127,872	2,611,149	547,148	16,540,304
Shares reacquired	(220,740)	(4,551,120)	(313,103)	(7,875,727)
Increase	1,906,149	$41,803,081	1,612,078	$47,739,397

Class P Shares
Shares sold	31,965	$694,451	41,558	$1,102,999
Reinvestment of distributions	1,936	39,698	16,324	494,955
Shares reacquired	(91,962)	(1,894,415)	(54,979)	(1,442,956)
Increase (decrease)	(58,061)	$(1,160,266)	2,903	$154,998

Class R2 Shares
Shares sold	29,612.000	$670,285	1.061	$22
Reinvestment of distributions	4.419	92	23.191	699
Shares reaquired	(1,627.000)	(40,666)	–	–
Increase	27,989.419	$629,711	24.252	$721

Class R3 Shares
Shares sold	78,883	$1,879,510	15,802.671	$437,112
Reinvestment of distributions	195	3,962	23.000	701
Shares reacquired	(7,165)	(174,020)	(723.000)	(19,644)
Increase	71,913	$1,709,452	15,102.671	$418,169
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

Small Cap Value Fund
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	13,284,675	$259,025,601	17,562,795	$455,552,081
Converted from Class B*	586,942	10,441,239	283,182	7,073,670
Reinvestment of distributions	156,872	2,930,390	11,483,374	317,744,963
Shares reacquired	(19,467,158)	(375,538,113)	(32,041,671)	(789,959,346)
Decrease	(5,438,669)	$(103,140,883)	(2,712,320)	$(9,588,632)

Class B Shares
Shares sold	89,062	$1,523,210	165,367	$3,870,722
Reinvestment of distributions	–	–	311,249	7,603,875
Shares reacquired	(243,067)	(4,549,348)	(510,078)	(11,469,878)
Converted to Class A*	(664,137)	(10,441,239)	(321,748)	(7,073,670)
Decrease	(818,142)	$(13,467,377)	(355,210)	$(7,068,951)

Class C Shares
Shares sold	147,659	$2,490,868	346,543	$8,216,387
Reinvestment of distributions	14	337	327,312	8,012,610
Shares reacquired	(710,929)	(12,070,964)	(713,682)	(15,718,610)
Increase (decrease)	(563,256)	$(9,579,759)	(39,827)	$510,387

Class F Shares
Shares sold	1,088,189	$16,074,936	84,316.000	$2,321,051
Reinvestment of distributions	474	8,798	53.000	1,471
Shares reacquired	(184,536)	(3,720,736)	(6,765.530)	(160,366)
Increase	904,127	$12,362,998	77,603.470	$2,162,156

Class I Shares
Shares sold	9,980,535	$203,789,939	19,467,963	$512,061,416
Reinvestment of distributions	299,707	5,898,235	5,501,668	160,593,678
Shares reacquired	(7,966,366)	(162,542,427)	(9,617,399)	(246,489,177)
Redemption in-kind	–	–	(2,036,656)	(53,360,378)
Increase	2,313,876	$47,145,747	13,315,576	$372,805,539

Class P Shares
Shares sold	3,062,515	$59,079,264	3,656,445	$93,737,986
Reinvestment of distributions	8,071	149,560	1,882,863	51,665,744
Shares reacquired	(4,057,487)	(78,284,406)	(5,543,667)	(138,827,224)
Increase (decrease)	(986,901)	$(19,055,582)	(4,359)	$6,576,506

			Period Ended November 30, 2008†
Class R2 Shares
Shares sold	3,540.380	$81,773	782.620	$20,870
Shares reacquired	(560.000)	(13,451)	–	–
Increase	2,980.380	$68,322	782.620	$20,870

Notes to Financial Statements (concluded)

Small Cap Value Fund
	Year Ended November 30, 2009		Period Ended November 30, 2008†
Class R3 Shares
Shares sold	52,867	$1,044,151	71.721	$1,896,469
Reinvestment of distributions	248	4,611	–	–
Shares reacquired	(24,939)	(495,815)	(12.124)	(272,222)
Increase	28,176	$552,947	59.597	$1,624,247
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†	For the period March 24, 2008 (commencement of investment operations) to November 30, 2008.

14.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Funds as of November 30, 2009, management has evaluated subsequent events existing in the Funds’ financial statements through January 29, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Funds’ financial statements through this date.

15.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Research Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Classic Stock Fund (formerly Lord Abbett Large-Cap Core Fund) and Small-Cap Value Series, two of the portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”), as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Classic Stock Fund and Small-Cap Value Series of the Lord Abbett Research Fund, Inc. as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 29, 2010

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush- O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1992	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

David J. Linsen (1974)	Vice President	Elected in 2008	Director and Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Company’s Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Classic Stock Fund and the Small Cap Value Fund during fiscal 2009 are qualifying dividend income. For corporate shareholders, 100% of the ordinary income distributions paid by the Classic Stock Fund and the Small Cap Value Fund during fiscal 2009 qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc.

Lord Abbett Classic Stock Fund

Small-Cap Value Series

LARF-2-1109

(01/10)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2009 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2009	2008
Audit Fees {a}	$151,000	$151,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	151,000	151,000

Tax Fees {b}	29,310	29,382
All Other Fees	- 0 -	- 0 -

Total Fees	$180,310	$180,382

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees {a}	$161,385	$155,939

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2009 and 2008 were:

	Fiscal year ended:
	2009		2008
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:		Controls and Procedures.

(a	)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b	)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:		Exhibits.

(a	)(1)	Amendments to Code of Ethics – Not applicable.

(a	)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a	)(3)	Not applicable.

(b	)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: January 27, 2010

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: January 27, 2010

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 27, 2010